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                             DISTRIBUTION AGREEMENT

                                 BY AND BETWEEN

                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
        (FORMERLY ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

                                       AND

                           SECURITY DISTRIBUTORS, INC.

     THIS DISTRIBUTION AGREEMENT ("Agreement") is made as of the 21st day of November, 2006, by and between COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY (formerly, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY), a life insurance company organized under the laws of the Commonwealth of Massachusetts ("INSURER"), for itself and on behalf of each of its Separate Accounts, as defined herein, and SECURITY DISTRIBUTORS, INC., a corporation organized and existing under the laws of the State of Kansas ("SDI" or "UNDERWRITER") (each a "PARTY"; collectively, the "PARTIES").

                                    RECITALS

     WHEREAS, Insurer currently has one or more agreements with VeraVest Investments, Inc. ("VERAVEST") pursuant to which VeraVest serves as the exclusive principal underwriter of the Contracts (defined below), and pursuant to which Insurer performs certain services on behalf of VeraVest in its capacity as principal underwriter; and

     WHEREAS, Insurer has entered into an administrative services arrangement regarding the Contracts with SDI and Security Benefit Life Insurance Company, an affiliate of SDI ("SECURITY BENEFIT" or "ADMINISTRATOR"), which arrangement is memorialized in that certain Work Assignment, dated December 30, 2005, by and among Insurer, Security Benefit, and SDI (the "WORK ASSIGNMENT"), as supplemented by the terms and conditions of that certain Third Party Administrator Agreement (the "TPA AGREEMENT"), dated August 22, 2005, by and among Security Benefit, SDI, and The Goldman Sachs Group, Inc., an affiliate of Insurer ("GS GROUP"); and

     WHEREAS, Insurer desires to replace VeraVest as the principal underwriter of the Contracts in light of the proposed cessation of VeraVest's operations; and

     WHEREAS, GS GROUP and Insurer have requested that SDI act as the principal underwriter of the Contracts, and

     WHEREAS, SDI has considered such request in good faith and is willing, as an accommodation to GS GROUP and Insurer in light of the above-described administrative


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services arrangement, to serve as the principal underwriter of the Contracts under the terms and conditions expressly set forth herein.

     NOW THEREFORE, in consideration of their mutual covenants and other good and valuable consideration the receipt and sufficiency the Parties hereby acknowledge, the Parties agree as follows:

1. DEFINITIONS

     Unless otherwise defined herein, the capitalized terms appearing in this Agreement shall have the following meanings:

     (a) "AFFILIATE" -- with respect to a person, any other person controlling, controlled by, or under common control with, such person.

     (b) "APPLICATION" -- an application for a Contract and any other forms required to be completed before a Contract is issued.

     (c) "CONTRACTS" -- the class or classes of variable annuity contracts issued by the Insurer that are the subject of the Work Assignment, as supplemented by terms and conditions of the TPA Agreement, and that are set forth on Schedule 2 to this Agreement as in effect at the Effective Date, and such other classes of variable insurance products that may be added to Schedule 2 from time to time in accordance with Section 18 of this Agreement, and including any riders to such Contracts and any other contracts offered in connection therewith. For purposes of Sections 3 and 14 of this Agreement, Contracts shall include Premiums for the Contracts.

     (d) "DISTRIBUTOR" -- a registered broker-dealer that has entered into a Service Agreement with Underwriter pursuant to Section 3 of this Agreement.

     (e) "EFFECTIVE DATE" -- the effective date of this Agreement shall be January 1, 2007 or such later date as the Parties may mutually agree upon in writing.

     (f) "EXCHANGE ACT" - the Securities Exchange Act of 1934, as amended.

     (g) "FUND"- a mutual fund registered with the SEC as an open-end management investment company under the 1940 Act and specified on Schedule 1 to this Agreement as in effect on the Effective Date, and such other investment companies that may be added to Schedule 1 from time to time in accordance with
Section 18 of this Agreement.

     (h) "PREMIUM" -- a payment made under a Contract.

     (i) "PROMPTLY" - shall mean as soon as practicable but in no event later than two (2) business days following the event giving rise to the need for prompt action.

     (j) "PROSPECTUS" -- the prospectus and statement of additional information, if any, included within a Registration Statement, except that, if the most recently filed prospectus and statement of additional information filed pursuant to Rule 497 under the Securities Act


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subsequent to the date on which a Registration Statement became effective differs from the prospectus and statement of additional information included within such Registration Statement at the time it became effective, the term "Prospectus" shall refer to the most recently filed prospectus and statement of additional information filed under Rule 497 under the Securities Act, from and after the date on which they each shall have been filed. For purposes of Section 14 of this Agreement, the term "any Prospectus" means any document which is or at any time was a Prospectus within the meaning of this definition.

     (k) "REGISTRATION STATEMENT" -- at any time that this Agreement is in effect, each currently effective registration statement, or currently effective post-effective amendment thereto, relating to the Contracts. For purposes of
Section 14 of this Agreement, the term "Registration Statement" means any document that is or at any time was a Registration Statement within the meaning of this definition.

     (l) "LAWS AND REGULATIONS" -- the Securities Act, the Exchange Act, and the 1940 Act, and the rules and regulations promulgated by the SEC thereunder, as well as the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD"). "REGULATIONS," when used alone, shall mean the regulations promulgated under the specific law or laws referred to.

     (m) "REPRESENTATIVE" -- when used with reference to Underwriter or a Distributor, an individual who is an associated person thereof within the meaning of the Exchange Act.

     (n) "SE2" -- a division of Security Benefit.

     (o) "SECURITIES ACT" -- the Securities Act of 1933, as amended.

     (p) "SEC" -- the U.S. Securities and Exchange Commission.

     (q) "SEPARATE ACCOUNT" - a separate account of the Insurer named on
Schedule 1 hereto that is registered with the SEC and that is used to support benefits under one or more Contracts.

     (r) "SERVICE AGREEMENT" - a service agreement in the form set out in
Schedule 5 hereto.

     (s) "SHARES" - shares representing a class or series of a Fund in which a Subaccount invests.

     (t) "SUBACCOUNT" - a subaccount of a Separate Account that invests exclusively in the shares of a Fund.

     (u) "1940 ACT" - the Investment Company Act of 1940, as amended.

2. SALE OF CONTRACTS

     (A) STATUS OF PRINCIPAL UNDERWRITER

     (i) Insurer, on its behalf and on behalf of each Separate Account, hereby appoints Underwriter, and Underwriter hereby accepts such appointment, to serve during the term of this


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Agreement as the exclusive principal underwriter of the Contracts in each state and other U.S. jurisdiction in which the Contracts may lawfully be offered and sold. Insurer agrees that at no time shall Underwriter be required by this Agreement to engage in any efforts to offer, solicit, sell, or negotiate Contracts. Insurer further agrees that the scope of Underwriter's appointment shall be limited to servicing currently existing and outstanding Contracts as well as Contracts that Insurer may in the future be required to issue pursuant to the terms of such Contracts or as may be expressly agreed to in writing by the Parties. The activities of Underwriter with respect to the Contracts shall be limited to those activities expressly enumerated in Schedule 3 hereto.

     (ii) Underwriter shall function at all times as, and be deemed to be, an independent contractor and neither Underwriter, nor any of its officers, directors, employees, or agents is or shall be an employee of Insurer in the performance of Underwriter's duties hereunder. Nothing in this Agreement shall restrict or in any way limit Underwriter from entering into distribution arrangements with other issuers or investment companies.

     (iii) Insurer acknowledges that Underwriter is not licensed as an insurance agent or producer and that, notwithstanding anything herein to the contrary, Underwriter shall not be required to perform or undertake any activities for which such insurance licensing may be required.

     (iv) Underwriter shall assist Insurer with Insurer's obligation under Rule 38a-1 under the 1940 Act, to review, no less frequently than annually, the adequacy of Underwriter's written compliance policies and procedures and the effectiveness of their implementation, as relevant to Underwriter's provision of services to the Insurer pursuant to this Agreement, by providing copies of such policies and procedures to the Insurer's Chief Compliance Officer on an annual basis, and providing such other assistance to which the Parties may, from time to time, mutually agree upon in writing.

     (v) Notwithstanding anything to the contrary in this Agreement, no provision of this Agreement shall be construed to relieve the Underwriter or the Administrator of any obligation under the Work Assignment and/or TPA Agreement.

     (B) NO ALTERATION, DISCHARGE, ETC., OF CONTRACTS

     Underwriter shall not have authority, and shall not grant authority to Underwriter Representatives, Distributors, or Distributor Representatives, on behalf of Insurer: to make, alter, waive, change or discharge any Contract or other contract entered into pursuant to a Contract; to waive any Contract forfeiture provision; to extend the time of paying any Premium; to endorse checks or money orders payable to Insurer, or to receive any monies or Premiums (except for the sole purpose of forwarding monies or Premiums to Insurer) without the prior express written consent of the Insurer. Underwriter shall not expend, nor contract for the expenditure of, the funds of Insurer, except as otherwise expressly agreed to in writing by Insurer and Underwriter. Underwriter shall not possess or exercise any authority on behalf of Insurer other than that expressly conferred on Underwriter by this Agreement or the Work Assignment, as supplemented by the terms and conditions of the TPA Agreement. To the extent that Underwriter receives a check payable to Insurer, Underwriter, or an Affiliate thereof, and all or


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part of such check represents a Premium, Underwriter shall handle such check in accordance with Section 3(b) hereof.

     (C) OPINION OF INSURER'S COUNSEL

     The obligations of Underwriter under this Agreement are subject to the continuing accuracy of the representations and warranties of Insurer contained in this Agreement, to the performance by Insurer of its obligations hereunder, and to the condition that (i) prior to the Effective Date of this Agreement, Underwriter shall have received an opinion of the general counsel, an associate general counsel or an assistant general counsel of Insurer, such opinion to be substantially to the effect set forth in Exhibit A hereto; and (ii) upon the written request of Underwriter, Underwriter shall receive an opinion from the general counsel, associate general counsel or assistant general counsel to Insurer, that is reasonably acceptable to Underwriter, such opinion to be substantially to the effect set forth in Exhibit B hereto.

3. ACTIVITIES, APPLICATIONS, AND PREMIUMS

     Underwriter agrees that any activities that it engages in with respect to the Contracts shall be subject to applicable Laws and Regulations, written procedures provided by Insurer (provided such procedures do not expand the scope of the activities required of Underwriter under this Agreement), and the following:

     (a) In connection with its activities with respect to the Contracts, Underwriter shall only use forms and other materials approved by Insurer. Insurer shall notify Underwriter of any forms or other documents required by state law to be used in connection with the servicing of the Contracts.

     (b) Insurer agrees that the Prospectus and any forms and other materials approved by Insurer for use with the Contracts shall direct (or be revised to direct) the reader to send all Premiums either to Insurer directly or to Insurer in care of Administrator but in any event not to Underwriter. Should Underwriter at any time receive a Premium, it shall hold such Premium in a fiduciary capacity and remit the Premium in full promptly after receipt, together with any applications, forms, and any other documentation received, to Administrator unless and until Insurer instructs Underwriter in writing to remit such Premiums directly to Insurer at the address listed below. Upon inquiry, Underwriter shall instruct any persons seeking to make Premium payments to Insurer to make checks in payment of Premiums payable to the order of "Commonwealth Annuity and Life Insurance Company." Premiums may be transmitted by wire order from Underwriter to Insurer in accordance with written procedures reasonably agreed upon by the Parties. All such Premiums shall be the property of Insurer.

     (c) Underwriter acknowledges that Insurer shall have the right to reject, in whole or in part, any Application, but only for reasonable cause and only after giving prior notice to Underwriter. In the event an Application is rejected, any Premium submitted therewith shall be returned by Insurer to the applicant. Insurer shall promptly notify Underwriter and, if applicable, the Distributor who submitted the Application, of such action. In the event that a purchaser exercises his or her free look right under their Contract, any amount to be refunded as provided in such Contract shall be so refunded to the purchaser by Insurer. Insurer shall notify Underwriter and, if applicable, the Distributor who solicited the Contract, of such action.


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     (d) Insurer acknowledges and agrees that Underwriter has no intention of making, nor shall Underwriter be obligated to make, any recommendations with respect to the Contracts, the Separate Accounts, the Subaccounts, or the Funds. To the extent that Underwriter or Underwriter Representatives make recommendations, or to the extent required by applicable Laws and Regulations, Underwriter and Underwriter Representatives will comply with all applicable Laws and Regulations in the making of such recommendations.

     (e) During the term of this Agreement, neither Underwriter nor any Underwriter Representative shall intentionally encourage a Contract owner to exchange his or her Contract for any other insurance contract except with Insurer's consent. Notwithstanding the foregoing sentence, Insurer acknowledges and agrees that Security Benefit, SDI, and their affiliates currently and in the future may conduct business relating to, among other things, variable annuities, variable life insurance, and mutual funds, both proprietary and non-proprietary, which business is unrelated to the Contracts, and that exchanges of Contracts may result from these other business activities. Accordingly, this paragraph shall not preclude Security Benefit, SDI, or their affiliates from soliciting, providing services or products to, or otherwise doing any business with, any Contract owner: (i) who is an existing customer of theirs on the Effective, Date, (ii) who independently contacts Security Benefit, SDI, or their affiliates, (iii) who responds to a general solicitation of Security Benefit, SDI, or their affiliates where such general solicitation is made without regard to the recipients' status as a Contract owner, or (iv) who is contacted by Security Benefit, SDI, or their affiliates based on information independently derived without regard to or without use of any confidential information obtained hereunder.

     (f) In the event that Underwriter agrees in writing to solicit, sell, or negotiate Contracts in the future, no Underwriter Representative shall solicit the sale of a Contract unless at the time of such solicitation such individual is:

     (i) properly licensed by applicable state insurance and state and federal securities regulatory authorities; and

     (ii) appointed as an insurance agent of Insurer, except as may be otherwise agreed to by Insurer.

     (g) Neither Underwriter nor any Underwriter Representative shall give any written information or make any written or oral representation in regard to a Contract that is inconsistent with the then-currently effective Prospectus for such Contract, or in the then-currently effective prospectus or statement of additional information for a Fund, or in advertising or other materials given to Underwriter and approved by Insurer. This provision shall not apply to any information or representation made in reliance on information supplied by Insurer.

     (h) In the event that Underwriter agrees in writing to solicit, sell, or negotiate Contracts in the future, neither Underwriter nor any Underwriter Representative shall offer, attempt to offer, or solicit Applications for the Contracts or deliver the Contracts, in any state or other jurisdiction where such offer or solicitation may not be lawfully made.

     (i) Following the Parties' execution of this Agreement, Insurer and Underwriter shall work together and use their best efforts to obtain, on or before the Effective Date, executed Service Agreements from all Distributors to whom Insurer desires Underwriter to pay


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commissions pursuant to this Agreement. Such Service Agreements shall bein the form set out in Schedule 5 hereto, subject to such changes as the Parties may mutually agree to in writing from time to time. Underwriter shall be obligated to pay commissions only to Distributors that have entered into Service Agreements that are currently effective at the time of payment. In no case shall Underwriter pay or be obligated to pay commissions or other compensation to any person who is not a registered broker-dealer.

     (j) Underwriter shall, from time to time, advise Insurer of any Distributor Representatives seeking appointments as insurance agents. Insurer shall take such steps, including the payment of fees, as may be necessary or appropriate to give effect to such appointments, provided, however, that Insurer, in its sole discretion, may refuse to appoint or renew the appointment of any Distributor Representative, and may condition such appointments on the reimbursement by Distributors of any licensing and/or appointment fees incurred by Insurer in conjunction with the requested appointment, as well as the payment by Distributors of a reasonable service fee as determined by Insurer. In the event Insurer refuses to renew the appointment of a Distributor Representative, it shall not act except upon ten (10) days prior written notice to Underwriter and Distributor.

     (k) In the event that Underwriter agrees in writing to solicit or sell Contracts in the future, Underwriter shall, from time to time, advise Insurer of any Underwriter Representatives seeking appointments as insurance agents. Insurer shall take such steps, including the payment of fees, as may be necessary or appropriate to give effect to such appointments, provided, however, that Insurer, in its sole discretion, may refuse to appoint or renew the appointment of any Underwriter Representative upon ten (10) days prior written notice to Underwriter.

     (j) The Underwriter shall comply with all applicable laws and regulations designed to prevent money "laundering", and if required by such laws or regulations, to share with the Insurer information about individuals, entities, organizations and countries suspected of possible terrorist or money "laundering" activities in accordance with Section 314(b) of the USA Patriot Act. In particular, the Underwriter agrees that, as part of its ongoing compliance with the USA Patriot Act, it will, from time to time, verify that no Contract owner, including a principal or beneficial Contract owner, is a "specially designated national" or a person from an embargoed or "blocked" country as indicated by the OFAC list of such persons. The Parties acknowledge that this function is currently, and will be, performed by Administrator under the Work Assignment.

4. ADMINISTRATION

     (a) Insurer or its designee shall administer the Contracts in accordance with their terms and applicable laws and regulations, such administration to be performed in all respects at a level commensurate with those standards prevailing in the variable insurance industry, it being understood and agreed to by the Parties that during the term of the Work Assignment, Insurer has retained se2 to administer the Contracts in accordance with the terms and conditions of the Work Assignment, as supplemented by the terms and conditions of the TPA Agreement. Neither Insurer nor its officers, directors, employees, or agents (which, for these purposes shall not include Underwriter Representatives or Distributor Representatives) shall give any written information or make any written or oral representation in regard to a Contract that is inconsistent with the then currently effective Prospectus for such Contract, or the then currently effective


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prospectus or statement of additional information for a Fund, or in current advertising or other materials for such Contract that have been authorized by Underwriter.

     (b) Insurer, on behalf of Underwriter, shall prepare and deliver the confirmations required to be delivered by and in accordance with Rule 10b-10 under the Exchange Act, administrative interpretations thereunder, and any NASD requirements, it being understood and agreed to by the Parties that during the term of the Work Assignment, Insurer has retained se2 to process the confirmations in accordance with the terms and conditions of the Work Assignment, as supplemented by the terms and conditions of the TPA Agreement.

     (c) Insurer, on behalf of Underwriter, shall maintain and preserve, or cause to be maintained and preserved, such books and records with respect to the Contracts in accordance with the requirements of Rules 17a-3 and 17a-4 under the Exchange Act including, to the extent such requirements apply, all books and records with respect to confirmations provided under Rule 10b-10, it being understood and agreed to by the Parties that during the term of the Work Assignment, Insurer has retained se2 to maintain such books and records on behalf of Insurer in accordance with the terms and conditions of the Work Assignment, as supplemented by the terms and conditions of the TPA Agreement. Underwriter acknowledges that such books and records are at all times subject to inspection by the SEC and the NASD in accordance with Section 17(a) of the Exchange Act and shall provide copies thereof upon Insurer's request.

     (d) Each Party agrees to comply, at a minimum, with all applicable privacy laws, including those promulgated pursuant to Title V of the Gramm Leach Bliley Act of 1999. Each Party agrees to maintain physical, electronic and procedural safeguards designed to protect the security, confidentiality, and integrity of, and to prevent unauthorized access to or use of, information about Contract owners and participants under group Contracts ("Customer Information"). In particular, Underwriter agrees to conduct its activities under this Agreement in conformity with the Customer Information privacy policies of the Insurer as in effect from time to time. Each Party acknowledges that any breach of the foregoing agreements as to the other party would result in immediate and irreparable harm to such other party for which there would be no adequate remedy at law and agrees that in the event of such a breach such other party will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction shall deem appropriate.

5. MARKETING

     (a) No Contract may be marketed or offered for sale without the Underwriter's prior written consent. Insurer represents that the Contracts are not currently being marketed by it and it has no present intention to market the Contracts.

     (b) (i) Underwriter shall have responsibility for controlling the marketing name, marketing arrangements, and marketing practices respecting the Contracts and, subject to the effectiveness of the Registration Statement respecting the Contracts and approval of the Contracts in the states and other jurisdictions, the timing and commencement of the offering of the Contracts. Underwriter shall have no responsibility for any marketing materials or activity of any type respecting the Contracts prior to the Effective Date. (ii) Insurer covenants and agrees that Insurer, its officers, directors and employees shall not engage in any unlawful sales practices


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concerning the Contracts, as determined under the federal securities laws or
NASD regulations or other applicable law.

     (c) Insurer shall be responsible for the design and preparation of all promotional, sales and advertising material relating to the Contracts. Insurer may propose any additional or alternative marketing arrangements for the Contracts, including any proposed marketing name, arrangements, materials and practices, which shall be subject to Underwriter's prior review and approval.

     (d) No promotional, sales or advertising material regarding the Contracts may be used by any Party without the approval of the other Party. Prior to any use with members of the public, the following shall be observed:

     (i) Each Party shall provide to the other Party copies of all promotional, sales, and advertising material developed by such Party, if any, for such other Party's review and written approval. The Party seeking approval shall specify to the other Party the date on which it would like to receive such approval.

     (ii) Each Party shall use commercially reasonable efforts to meet the other Party's schedule for approval and shall act reasonably in connection therewith.

     (iii) Insurer shall be responsible for filing all promotional, sales or advertising material, whether developed by Underwriter or Insurer, as required, with any state insurance regulatory authorities.

     (iv) Underwriter shall be responsible for filing all promotional, sales or advertising material, whether developed by Underwriter or Insurer, as required, with the NASD, and state securities regulatory authorities.

     (v) Each Party shall notify the other Party promptly of any comments provided by the NASD or any securities or insurance regulatory authority on such material, and will cooperate in resolving and implementing any comments, as applicable, within the timeframe specified by such regulator, including any extensions granted.

     (vi) Each Party shall deliver to the other Party ten final print copies of all promotional, sales and advertising material developed by such Party.

The Parties acknowledge that such material, to the extent it identifies or discusses a Fund, may be subject to review and written approval procedures implemented by that Fund. Each Party reserves the right, after having approved a piece of material, to object to further use of such material and may require the other Party to cease use of such material.

6. COMPENSATION

     Insurer shall compensate Underwriter for its services in accordance with
Schedule 4 hereto. The compensation and reimbursement set forth in Schedule 4 is subject to review and adjustment by the mutual written agreement of the Parties. Such review and adjustment (if any)


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shall occur no more than once each calendar year. The first such review shall be for the calendar year beginning January 1, 2008.

7. EXPENSES

     (A) INSURER

     With respect to this Agreement, Insurer shall pay (or will enter into arrangements providing that persons other than Insurer shall pay) all expenses in respect of:

     (i) the preparation and filing of each Registration Statement for the Contracts (including each pre-effective and post-effective amendment thereto) and the preparation and filing of each Prospectus for the Contracts (including any preliminary and each definitive Prospectus);

     (ii) the preparation, insurance underwriting, issuance, and administration of the Contracts; provided that Insurer shall not be responsible for expenses, including the expense of a leased line, incurred by Underwriter in connection with the service center operated by Underwriter;

     (iii) any registration, qualification, or approval of the Contracts for offer and sale required under the securities, blue-sky or insurance laws of any state or other jurisdiction;

     (iv) all registration fees for the Contracts payable to the SEC and the NASD, including but not limited to advertisement review fees, and any other fees associated with the Contracts;

     (v) the printing of the Prospectus for the Contracts (or its pro rata share of expenses in the event the Prospectuses for the Contracts and the Funds are printed together in one document) and any supplements thereto for distribution to existing contract owners and, as between Fund and Insurer, its pro rata share of expenses of mailing the Prospectuses for the Contracts and the Funds to existing Contract owners; and

     (vi)  any sales compensation paid to Distributors.

     (B) UNDERWRITER

     With respect to this Agreement, Underwriter shall pay (or will enter into arrangements providing that persons other than Underwriter shall pay) the following expenses related to its activities hereunder:

     (i)   the compensation of Underwriter Representatives and employees if any;

     (ii) expenses associated with the registration and training of Underwriter Representatives and other employees involved in the activities contemplated by this Agreement; and


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     (iii) expenses incurred in connection with its registration as a broker or dealer or the registration or qualification of its officers, directors or Representatives under federal and state laws.

     (C) OTHER EXPENSES

     Other than as specifically provided in this Agreement, Insurer shall pay all expenses that it incurs in connection with this Agreement and shall reimburse Underwriter for certain expenses as set forth in Schedule 4. Insurer agrees that Underwriter is entitled to reimbursement of expenses under this
Section 7(c) in connection with variable annuity and variable life contracts issued by First Allmerica Financial Life Insurance Company ("FAFLIC") that have been reinsured by Insurer (the "FAFLIC Contracts") and which are the subject of a separate distribution agreement between Underwriter and FAFLIC of even date herewith.. Except as specifically provided above or as otherwise agreed to in writing by the Parties, Insurer shall not bear any responsibility for any other expenses of the Underwriter and Underwriter Representatives. Notwithstanding anything to the contrary herein, no provision of this Agreement shall be construed to relieve the Insurer, Underwriter or the Administrator of the obligation to bear expenses under the Work Assignment and/or TPA Agreement, or otherwise to shift the burden of bearing expenses from the Party(ies) to whom such expense burdens are assigned under the Work Assignment and/or TPA Agreement.

8. REPRESENTATIONS AND WARRANTIES OF INSURER

     Insurer represents and warrants to Underwriter on the Effective Date that:

     (a) Insurer has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts with full power and authority to own, lease, and operate its properties and conduct its business, and duly qualified to transact the business of a life insurance company and to issue variable insurance products, except as may be disclosed in writing to Underwriter.

     (b) The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action by Insurer, and when so executed and delivered this Agreement shall be the valid and binding obligation of Insurer enforceable in accordance with its terms.

     (c) The consummation of the transactions contemplated herein, and the fulfillment of the terms of this Agreement, shall not conflict with, result in any breach in any material respect of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default in any material respect under, the articles of incorporation or bylaws of Insurer, or any indenture, agreement, mortgage, deed of trust, or other instrument to which Insurer is a Party or by which it is bound, or, to the best of Insurer's knowledge, violate in any material respect any law, any order, rule or regulation applicable to Insurer of any court or of any federal or state regulatory body, administrative agency or any other governmental instrumentality having jurisdiction over Insurer or any of its properties.

     (d) Each Separate Account has been registered with the SEC as a unit investment trust or management investment company to the extent required by and in accordance with the 1940 Act,


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and interests therein have been registered with the SEC to the extent required by and in accordance with the Securities Act.

     (e) Each Registration Statement relating to the Contracts has been declared effective by the SEC or has become effective in accordance with the Securities Act, the 1940 Act, or Regulations thereunder, and Insurer has not received any notice from the SEC with respect to such Registration Statement pursuant to
Section 8(e) of the 1940 Act and no stop order under the Securities Act has been issued and no proceeding relating thereto has been instituted or threatened by the SEC.

     (f) Insurer has obtained all necessary or customary orders of exemption or approval from the SEC to permit the distribution of the Contracts pursuant to this Agreement and to permit the operation of each Separate Account supporting such Contracts as contemplated by the applicable Registration Statement, and such orders either apply to Underwriter, as principal underwriter of the Contracts to the extent necessary or Insurer will cease to engage in the activities for which such SEC exemption or approval is required in order to eliminate the need for such order to apply to Underwriter.

     (g) The fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurer and the Insurer has made representations to the foregoing effect in the Registration Statement relating to each Contract.

     (h) Insurer complies with all other applicable provisions of Section 26 of the 1940 Act, as if it were trustee or custodian of each Separate Account.

     (i) Insurer has filed with the Massachusetts Division of Insurance an annual statement of its financial condition that indicates that Insurer has capital and surplus or unassigned surplus of not less than $1 million or such other amount as prescribed by applicable Laws and Regulations or state insurance laws and regulations; and Insurer, together with its registered separate accounts, is supervised and examined periodically by the Massachusetts Division of Insurance.

     (j) Each Registration Statement and the related Prospectus comply in all material respects with the provisions of all applicable Laws and Regulations, and neither the Registration Statement nor the Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made; provided, however, that none of the representations and warranties in this Section 8(j) shall apply to statements or omissions contained in a Registration Statement or Prospectus that were made in reliance upon and in conformity with information furnished to Insurer in writing by Underwriter with respect to Underwriter expressly for use in such Registration Statement or Prospectus.

     (k) Each Separate Account has been duly established by Insurer and conforms to the description thereof in the Registration Statement and the Prospectus for each Separate Account.

     (l) The forms of the Contracts have been approved to the extent required by the applicable state insurance departments on the pertinent date of each Registration Statement.

     (m) The Contracts have been duly authorized by Insurer and conform to the descriptions thereof in the Registration Statement for the Contracts and the related Prospectus and, when issued as contemplated by such Registration Statement, shall constitute legal, validly issued and binding obligations of Insurer in accordance with their terms.

     (n) No other consent, approval, authorization or order of any court or governmental authority or agency is required for the issuance or sale of the Contracts, the establishment or operation of the Separate Account, or for the consummation of the transactions contemplated by this Agreement, that has not been obtained.

     (o) Insurer has at all times properly relied on, and complied with, applicable no-action or interpretive letters issued by the SEC staff in respect to any Separate Account registration statement where Insurer has elected not to
(i) update such registration statement and (ii) deliver or cause to be delivered updated Contract prospectuses to Contract owners or participants.

9.   UNDERTAKINGS OF INSURER

     To the extent that it is not already obligated to do so under the Work Assignment or TPA Agreement, Insurer undertakes as follows:

     (a) Insurer shall take all action necessary or appropriate to maintain the registration of the Contracts (or interests therein) and each Separate Account with the SEC and to maintain any registrations and approvals of the Contracts and each Separate Account with applicable securities or insurance regulatory bodies or administrative agencies, and Insurer shall maintain the registration of the Contracts (or interests therein) and each Separate Account with such state securities regulatory bodies and any other governmental instrumentalities as required by applicable law.

     (b) Insurer shall take all action necessary or appropriate to cause the Contracts to comply, and to continue to comply, as annuity or life insurance contracts under applicable state insurance laws and federal tax laws. In the event of a change in applicable law that renders it impracticable or impossible to maintain the Contracts as annuity or life insurance contracts, Insurer shall consult with Underwriter before taking any action respecting the Contracts.

     (c) Insurer shall take all action necessary or appropriate to cause each Separate Account to comply, and to continue to comply, with the provisions of the 1940 Act and the Regulations applicable to each Separate Account as a registered investment company classified as a unit investment trust or management investment company.

     (d) Insurer shall not deduct any amounts from the assets of each Separate Account or enter into a transaction or arrangement involving the Contracts or each Separate Account or cause each Separate Account to enter into any such transaction or arrangement without obtaining any necessary or customary approvals or exemptions from the SEC or any no-action assurance deemed necessary from the SEC staff and without ensuring that such approval, exemption or assurance applies to Underwriter as the principal underwriter for the Contracts, to the extent necessary or appropriate.

     (e) Insurer shall provide Underwriter with preliminary drafts of any amendments to Registration Statements, supplements to Prospectuses, exemptive applications or no-action requests to be filed with or submitted to the SEC or its staff in connection with the Contracts, each Separate Account, or both. Insurer shall provide Underwriter with a reasonable opportunity to review and comment on such drafts before any such materials are filed with the SEC and shall make such changes as Underwriter may reasonably request. Insurer shall furnish Underwriter with copies of any such materials or amendments thereto, as filed with the SEC, promptly after the filing thereof, and any SEC communications or orders with respect thereto, promptly after receipt thereof. Insurer shall maintain and keep on file in its principal executive office any file memoranda or any supplemental materials referred to in such Registration Statements, exemptive applications and no-action requests and shall maintain and, as necessary, amend such memoranda or materials and shall provide or otherwise make available copies of such memoranda and materials to Underwriter.

     (f) Insurer shall notify Underwriter immediately upon discovery or in any event as soon as possible under the following circumstances:

     (i) Of any event which makes any material statement made in the Registration Statement or the Prospectus untrue in any material respect or results in a material omission in the Registration Statement or the Prospectus;

     (ii) Of any request by the SEC for any amendment to the Registration Statement, or any supplement to the Prospectus, or statement of additional information;

     (iii) Of the issuance by the SEC of any notice pursuant to Section 8(e) of the 1940 Act, any stop order with respect to the Registration Statement or any amendment thereto, or the initiation of any proceedings for that purpose or for any other purpose relating to the registration and/or offering of the Contracts;

     (iv) Of any event of the Contracts' or the Separate Account's noncompliance, including, without limitation, the failure of a Fund to comply, with the applicable requirements of the Internal Revenue Code or regulations, rulings, or interpretations thereunder that could jeopardize the Contracts' status as annuity or life insurance contracts;

     (v) Of any change in applicable state insurance laws or regulations materially adversely affecting the insurance status of the Contracts or Underwriter's obligations hereunder with respect to the Contracts;

     (vi) Of any loss or suspension of the approval of the Contracts or distribution thereof by the securities or insurance regulatory body, administrative agency, or any other governmental instrumentality of any state or other jurisdiction, any loss or suspension of Insurer's certificate of authorization to do business or to issue variable insurance contracts in such state or jurisdiction, or of the lapse or termination of the Contracts' or each Separate Account's registration, approval or clearance in such state or jurisdiction;

     (vii) Of any material adverse change in the condition (financial or otherwise) of Insurer or each Separate Account that would cause the information in the Registration Statement to be materially misleading; and

     (viii) Of any event which causes a representation or warranty of Insurer contained in this Agreement to no longer be true.

     (g) Insurer shall notify Underwriter in a reasonably timely manner under the circumstances:

     (i) When a Registration Statement has become effective or any post-effective amendment with respect to a Registration Statement becomes effective thereafter;

     (ii) When any registration of the Contracts (or interests therein) under the securities laws has become effective to the extent not yet obtained as of the Effective Date; and

     (iii) When approval of the Contract forms under applicable state insurance laws has been obtained to the extent not yet obtained as of the Effective Date.

     (h) Insurer shall provide Underwriter access to such records, officers and employees of Insurer at reasonable times as is necessary to enable Underwriter to fulfill its obligation, as the underwriter under the Securities Act for the Contracts and as principal underwriter for each Separate Account under the 1940 Act, to perform due diligence and to use reasonable care.

     (i) Insurer shall use its best efforts to timely file each post-effective amendment to a Registration Statement, Prospectus, annual reports on Form N-SAR, and all other reports, notices, statements, and amendments required to be filed by or for Insurer and each Separate Account with the SEC under any applicable Regulations. Insurer shall timely file Rule 24f-2 notices required to be filed by or for Insurer and each Separate Account with the SEC under applicable Regulations. To the extent there occurs an event or development (including, without limitation, a change of applicable law, regulation, or administrative interpretation) warranting an amendment to the Registration Statement or supplement to the Prospectus, Insurer shall use its best efforts to timely prepare and file such amendment or supplement with the SEC.

     (j) Insurer shall provide Underwriter with as many copies of the Prospectus (and any amendments or supplements to the Prospectus) as Underwriter may reasonably request.

     (k) Insurer shall deliver to Underwriter, as soon as practicable after it becomes available, the annual statement for Insurer and for each Separate Account in the form filed.

     (l) Insurer shall furnish to Underwriter without charge promptly after filing a notice and hyperlink to each Registration Statement and post-effective amendment thereto, including financial statements and all exhibits not incorporated therein by reference.

     (m) Insurer shall at all times properly rely on, and comply with, applicable no-action or interpretive letters issued by the SEC staff in respect of any Separate Account registration statement, where the election has been made to not (i) update such registration statement and/or (ii) deliver or cause to be delivered updated Contract prospectuses to Contract owners or participants. Insurer shall notify Underwriter promptly in the event it becomes necessary to
(1) update such a registration statement by the filing of a post-effective amendment and/or (2) deliver or cause to be delivered a currently effective prospectus to a Contract owner or participant of a group Contract.

10.  REPRESENTATIONS AND WARRANTIES OF UNDERWRITER

Underwriter represents and warrants to Insurer on the Effective Date as follows:

     (a) Underwriter has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Kansas with full power and authority to own, lease, and operate its properties and to conduct its business, and is in good standing, in each state in which its business so requires.

     (b) The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action by Underwriter, and when so executed and delivered this Agreement shall be the valid and binding obligation of Underwriter enforceable in accordance with its terms.

     (c) The consummation of the transactions contemplated herein, and the fulfillment of the terms of this Agreement, shall not conflict with, result in any breach in any material respect of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default in any material respect under, the articles of incorporation or bylaws of Underwriter, or any indenture, agreement, mortgage, deed of trust, or other instrument to which Underwriter is a party or by which it is bound, or to the best of Underwriter's knowledge violate in any material respect any law, or, to the best of Underwriter's knowledge, any order, rule or regulation applicable to Underwriter of any court or of any federal or state regulatory body, administrative agency or any other governmental instrumentality having jurisdiction over Underwriter or any of its properties.

     (d) Underwriter is registered as a broker-dealer under the Exchange Act, is a member of the NASD, and is duly registered as a broker-dealer under the securities laws of the states and other jurisdictions to the extent required in connection with its obligations under this Agreement.

     (e) Underwriter is and shall remain during the term of this Agreement in compliance with Section 9(a) of the 1940 Act.

11.  UNDERTAKINGS OF UNDERWRITER

Underwriter undertakes as follows:

     (a) Underwriter shall train, supervise, and be solely responsible for the conduct of its Representatives in connection with their activities relating to the Contracts, and shall supervise their compliance with applicable rules and regulations. Except as provided for in section 2(a)(iv) of this Agreement, Underwriter shall not be responsible under 1940 Act Rule 38a-1 or otherwise for the compliance program or compliance activities of the Separate Accounts.

     (b) Underwriter will use its best efforts to maintain its registration as a broker-dealer under the Exchange Act and its membership with the NASD, and will use its best efforts to maintain its registration as a broker-dealer with the applicable securities authorities where necessary in connection with its obligations under this Agreement; provided, however, that nothing in this Agreement shall obligate Underwriter to register or maintain its registration as a broker or dealer if, in the discretion of Underwriter, such registration is not necessary for its duties under this Agreement.

     (c) Underwriter shall be responsible for its own conduct and the employment, control, and conduct of its officers, employees, and agents and for injury to such officers, employees, or agents or to others through its officers, employees, or agents. Underwriter assumes full responsibility for its officers, employees, and agents under applicable Laws and Regulations and agrees to pay all employee taxes thereunder.

     (d) Underwriter will notify Insurer if its broker-dealer registration or NASD membership is terminated or if it is the subject of any proceeding that, in its reasonable judgment, is likely to result in such termination.

     (e) Underwriter shall notify Insurer immediately upon discovery or in any event as soon as possible under the following circumstances:

     (i) Of any material adverse change in the condition (financial or otherwise) of Underwriter that would materially affect Underwriter's obligations under this Agreement with respect to the Contracts; and

     (ii) Of any event which causes a representation or warranty of Underwriter contained in this Agreement to no longer be true.

     (f) The Insurer has agreed to develop, adopt and maintain policies and procedures regarding transactions in Separate Account units reasonably designed to complement the disruptive trading policies of various Funds and, from time to time, to implement procedures regarding transactions in Separate Account units reasonably designed to effectuate the Funds' procedures for preventing disruptive trading in Fund shares. In particular, in the event that a Fund or a Fund's distributor identifies a particular Contract owner (or group Contract participant) transactions in Separate Account units as directly or indirectly violating the Fund's disruptive trading policies, the Insurer has agreed, at the written request of the Fund or its distributor, to restrict or prohibit further transactions in Account units by such Contract owner (or participants) which could result in additional purchases and redemptions of shares of the Fund in violation of the Fund's disruptive trading policies. Underwriter agrees to follow, and assist the Insurer in following, the policies and procedures adopted by the Insurer regarding transactions in Separate Account units.

12.  RECORDS

     Insurer and, subject to Section 4(c) above, Underwriter each shall maintain such accounts, books, records, and other documents as are required to be maintained by each of them by applicable Laws and Regulations in connection with this Agreement and shall preserve such accounts, books, records, and other documents for the periods prescribed by such Laws and Regulations The accounts, books, records, and other documents of Insurer, each Separate Account, and Underwriter as to all transactions hereunder shall be maintained so as to clearly and accurately disclose the nature and details of the transactions, including such accounting information as necessary to support the reasonableness of the amounts paid by Insurer hereunder. Each Party shall have the right to inspect and audit such accounts, books, records, and other documents of the other Party during normal business hours upon reasonable written notice to the other Party. Each Party shall keep confidential all information obtained pursuant to such an inspection or audit, and shall disclose such information to third parties only upon receipt of written authorization from the other Party or as otherwise described in
Section 15, below.

13.  INVESTIGATIONS AND PROCEEDINGS

     (A)  COOPERATION

     Underwriter and Insurer shall cooperate fully in any federal or state regulatory investigation or proceeding or judicial proceeding with respect to Insurer, Underwriter, their Affiliates and their agents, Representatives or employees to the extent that such investigation or proceeding is in connection with the Contracts that are the subject of this Agreement. Without limiting the foregoing, Insurer and Underwriter shall notify each other promptly of any notice of any regulatory investigation or proceeding or judicial proceeding, arising in connection with the Contracts that are the subject of this Agreement, received by either Party with respect to Insurer, Underwriter, or any of their Affiliates, agents, Representatives, or employees or which may affect Insurer's or Underwriter's obligations under this Agreement.

     (B)  CUSTOMER COMPLAINTS

     In the event that Underwriter or Insurer receives a substantive complaint from a Contract owner (or group Contract participant) about the other, each shall notify the other promptly. In addition, Insurer agrees to provide Underwriter, upon Underwriter's request (but no more than once per calendar quarter), a copy of Insurer's complaint log. Insurer shall handle all complaints other than those that relate to Underwriter in its capacity as principal underwriter of the Contracts. To the extent a complaint involves or may affect both Parties, Underwriter and Insurer shall cooperate in investigating such complaint and any response by either Party to such complaint shall be sent to the other Party for written approval not less than five business days prior to its being sent to the customer or any regulatory authority, except that if a more prompt response is required, the proposed response shall be communicated by telephone or facsimile. In any event, neither Party shall release any such response without the other Party's prior written approval.

14.  INDEMNIFICATION

     (A)  BY UNDERWRITER

     Underwriter agrees to indemnify and hold harmless Insurer and each of its directors and officers and each person, if any, who controls Insurer within the meaning of Section 15 of the Securities Act (collectively, the "Indemnified Parties" for purposes of this Section 14(a)), against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law, or otherwise, insofar as such losses, claims expenses, damages, liabilities (or actions in respect thereof) or settlements:

     (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact or omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to Insurer by Underwriter specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto; or

     (ii) result because of any use by Underwriter or any Underwriter Representative of promotional, sales, or advertising material not authorized by Insurer or any written or oral misrepresentations by Underwriter or any Underwriter Representative (other than statements made in reliance on information supplied by Insurer) or any unlawful sales practices concerning the Contracts by Underwriter or any Underwriter Representative under applicable Laws and Regulations or other applicable law, or from the failure to deliver the Prospectus for the Funds to the extent required in connection with any offer by Underwriter or Underwriter Representative of a Contract to a prospective purchaser; or

     (iii) result from any claims by agents or Representatives or employees of Underwriter for commissions or other compensation or remuneration of any type; or

     (iv) arise out of or result from any material breach by Underwriter or any Underwriter Representative of any provision of this Agreement.

     This indemnification shall be in addition to any liability that Underwriter may otherwise have; provided, however, that no Indemnified Party shall be entitled to indemnification pursuant to this provision if such loss, claim, expense, damage, liability or litigation is due to the willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Insurer.

     Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Underwriter of any such claim shall not relieve Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Party, Underwriter will be entitled to participate, at its own expense, in the defense thereof. Underwriter also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party named in the action. After notice from Underwriter to such Party of Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional legal counsel retained by it, and Underwriter will not be liable to such Party under this Agreement for any legal or other expenses subsequently incurred by such Party independently in connection with the defense thereof other than reasonable costs of investigation.

     Underwriter agrees to promptly notify Insurer of the commencement of any litigation or proceedings against it or a Fund or any of Underwriter's directors, officers, employees or agents in connection with the sale of any Contracts.

     (B)  BY INSURER

     Insurer agrees to indemnify and hold harmless Underwriter and each of its directors and officers and each person, if any, who controls Underwriter within the meaning of Section 15 of the Securities Act (collectively, the "Indemnified Parties" for purposes of this Section 14(b)), against any and all losses, claims expenses, damages, liabilities (including amounts paid in settlement with the written consent of Insurer) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law, or otherwise, insofar as such losses, claims expenses, damages, liabilities (or actions in respect thereof) or settlements:

     (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; provided that Insurer shall not be liable in any such case to the extent that such loss, liability, damage, claim or expense arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to Insurer by Underwriter or its affiliates specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto; or

     (ii) result because of the terms of any Contract or because of any material breach by Insurer or any of its officers, directors, employees or agents (which, for these purposes, shall not include Underwriter or Underwriter Representatives) of any provision of any Contract; or

     (iii) result because of any use by Underwriter or any Underwriter Representative of promotional, sales and/or advertising material prepared by Insurer or any written or oral misrepresentations by Insurer, its officers, directors, employees, or agents (which, for these purposes, shall not include Underwriter Representatives); or

     (iv) arise out of or result from any material breach by Insurer of any provision of this Agreement; or

     (v) arise out of or result from any matter, activity, event, or occurrence relating to the Contracts or any Fund which first arose before the Effective Date, including without limitation any act or omission of: VeraVest or its officers, directors, agents; any broker-dealer or insurance agent offering or selling the Contracts and its officers, directors, agents, associated persons; and any investment adviser offering advice in connection with the Contracts;

     (vi) arise out of or result from any claim or allegation by or on behalf of any Distributor or Distributor Representative insofar as such claim or allegation is based on an assertion that the compensation paid to the Distributor in respect of the Contracts is incorrect; provided that indemnification under this 14(b)(vi) shall not in any way nullify or otherwise affect any right, cause of action or indemnification available to the Insurer under the TPA Agreement or Work Assignment.

     (vii) arise out of or result from Insurer's reliance on, or failure to comply with, applicable no-action or interpretive letters issued by the SEC staff, in connection with the election not to (1) update any Separate Account Registration statement by the filing of a post-effective amendment and/or (2) deliver or cause to be delivered a currently effective Contract prospectus to a Contract owner or group participant.

     This indemnification shall be in addition to any liability that Insurer may otherwise have; provided, however, that no Indemnified Party shall be entitled to indemnification pursuant to this provision if such loss, claim, expense, damage, liability or litigation is due to the willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Underwriter.

     Insurer shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified Insurer in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Insurer of any such claim shall not relieve Insurer from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Party, Insurer will be entitled to participate, at its own expense, in the defense thereof. Insurer also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party named in the action. After notice from Insurer to such Party of Insurer's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional legal counsel retained by it, and Insurer will not be liable to such Party under this Agreement for any legal or other expenses subsequently incurred by such Party independently in connection with the defense thereof other than reasonable costs of investigation.

     Insurer agrees to promptly notify Underwriter of the commencement of any litigation or proceedings against it or any of its directors, officers, employees or agents where Underwriter is named as a party. In addition, Insurer agrees to provide Underwriter, upon Underwriter's request (but no more than once per calendar quarter), a log of the litigation or proceedings against it or any of its directors, officers, employees or agents in connection with the sale of any Contract.

     (C)  SURVIVAL OF INDEMNIFICATION

     The indemnification provisions contained in this Section 14 shall remain operative in full force and effect, regardless of (1) any investigation made by or on behalf of Insurer or Underwriter or by or on behalf of any controlling person thereof, (2) delivery of any Contracts and Premiums therefor, (3) any termination of this Agreement, or (4) change of control or acquisition of substantially all the assets of the indemnifying Party. A successor by law or by acquisition of Underwriter or Insurer, as the case may be, shall be entitled to the benefits of the indemnification provisions contained in this Section 14.

15.  CONFIDENTIAL AND PROPRIETARY INFORMATION

     At all times throughout the term of this Agreement, and following any termination or expiration of this Agreement, each Party and all of its respective Affiliates, and each officer, director, shareholder, employee or agent thereof, shall maintain the confidentiality of (i) this Agreement, (ii) the transactions and other matters contemplated herein, (iii) any proprietary or other information provided by one Party to the other Party to facilitate the transactions contemplated herein, provided that this obligation of confidentiality shall not apply to: (i) disclosures required to be made to any regulatory bodies, administrative agencies, or other governmental instrumentalities or disclosures deemed by such Party to be desirable to disclose to any such entity; (ii) disclosures made to attorneys, accountants and other representatives in order to assist in the consummation of the transactions and other matters contemplated herein; (iii) disclosures otherwise required by applicable law; or (iv) disclosures to which the other Party consents; provided further that, with respect to the immediately foregoing clauses (i) and (iii), any Party that makes such a disclosure shall so notify the other Party prior to or simultaneously with making such disclosure to the extent reasonably practicable; and provided further that, with respect to the foregoing clause
(ii), a Party shall make disclosures regarding this Agreement and the transactions contemplated herein only to such Party's attorneys, accountants and other third party representatives who agree to keep such information confidential in accordance with this Section.

16.  DURATION AND TERMINATION OF THIS AGREEMENT

     (A)  TERM

     This Agreement shall become effective upon the Effective Date and shall remain in effect until terminated as provided for herein.

     (B)  TERMINATION

     This Agreement may be terminated at any time, on six months' written notice, without the payment of any penalty, by Underwriter or Insurer.

     (C)  TERMINATION UPON ASSIGNMENT

     This Agreement shall not be assigned by a Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld, denied, delayed, or conditioned.

Any permitted assignment or subcontracting shall not relieve a Party of any responsibility with regard to its obligations under this Agreement.

     (D)  TERMINATION UPON MATERIAL BREACH

     This Agreement may be terminated at the option of either Party to this Agreement by notice of termination to the other Party upon the other Party's material breach of any provision of this Agreement or of any representation made in this Agreement, unless such breach has been cured within 10 days after receipt of notice of breach from the non-breaching Party or some other reasonable time as may be proposed by the breaching Party and consented to in writing by the non-breaching Party in its sole discretion.

     (E)  TERMINATION UPON WORK ASSIGNMENT TERMINATION

     This Agreement shall terminate automatically and concurrently with the termination of the Work Assignment.

     (F)  EFFECT OF TERMINATION

     Upon termination of this Agreement all authorizations, rights and obligations shall cease except: (i) the obligation to settle accounts hereunder, including commissions, if any, on Premiums subsequently received for Contracts in effect at the time of termination or issued pursuant to Applications received by Insurer prior to termination; and (ii) the obligations contained in Sections 6, 7, 8, 9, 12, 13, 14, and 15 hereof.

17.  AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged, or terminated except by an instrument in writing signed by the Party against which enforcement of the change, waiver, discharge, or termination is sought.

18.  EXHIBITS AND SCHEDULES; AMENDMENTS THERETO

     The Exhibits and Schedules referred to in this Agreement form an integral part of this agreement and are incorporated herein. All references to an "Exhibit" or "Schedule" to this Agreement shall mean such Exhibit or Schedule as in effect on the Effective Date, as the same may be amended from time to time by mutual written agreement of the Parties. The provisions of this Agreement shall be equally applicable to each such class of Contracts, Separate Accounts, Subaccounts, and Funds that may be added to the Schedules, unless the context otherwise requires.

19.  MISCELLANEOUS

     (A)  CAPTIONS; INCLUSIVE TERMS

     The captions in this Agreement are included for convenience of reference only, and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

All references to "including" or words of similar import shall mean without limitation, unless expressly provided otherwise.

     (B)  COUNTERPARTS

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (C)  RIGHTS, REMEDIES, ETC., ARE CUMULATIVE

     The rights, remedies, and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, and obligations, at law or in equity, which the Parties are entitled to under state and federal laws. Failure of either Party to insist upon strict compliance with any of the conditions of this Agreement shall not be construed as a waiver of any of the conditions, but the same shall remain in full force and effect. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

     (D)  ENTIRE AGREEMENT; INTERPRETATION; JURISDICTION

     This Agreement constitutes the whole agreement between the Parties with respect to the subject matter hereof, and supersedes all prior oral or written understandings, agreements or negotiations between the Parties with respect to such subject matter. No prior writings by or between the Parties with respect to the subject matter hereof shall be used by either Party in connection with the interpretation of any provision of this Agreement. This Agreement is the result of arm's length negotiations between the Parties and shall be construed to have been drafted by both Parties such that any ambiguities in the Agreement shall not be construed against any Party. This Agreement shall be construed and its provisions interpreted under and in accordance with the internal laws of the state of New York without giving effect to principles of conflict of laws.

     (E)  SEVERABILITY

     This is a severable Agreement. In the event that any provision of this Agreement would require a Party to take action prohibited by applicable federal or state law or prohibit a Party from taking action required by applicable federal or state law, then it is the intention of the Parties that such provision shall be enforced to the extent permitted under the law, and, in any event, that all other provisions of this Agreement shall remain valid and duly enforceable as if the provision at issue had never been a part hereof.

     (F)  REGULATION

     This Agreement shall be subject to the provisions of applicable Regulations from time to time in effect, including such exemptions from the 1940 Act as the SEC may grant, and the terms hereof shall be interpreted and construed in accordance therewith. Without limiting the generality of the foregoing, the term "assigned" shall not include any transaction exempted from Section 15(b)(2) of the 1940 Act.

     (G)  FORCE MAJEURE

     No Party shall be liable for damages due to delay or failure to perform any obligation under this Agreement where such delay or failure results directly or indirectly from circumstances beyond the control and without the fault or negligence of such Party.

20.  NOTICE, CONSENT, AND REQUEST

     Any notice, consent or request required or permitted to be given by either Party to the other shall be deemed sufficient if sent by facsimile transmission followed by Federal Express or other overnight carrier, or if sent by registered or certified mail, postage prepaid, addressed by the Party giving notice to the other Party at the following address (or at such other address for a Party as shall be specified by like notice):

     if to Insurer:

     Commonwealth Annuity and Life Insurance Company
     132 Turnpike Road
     Suite 210
     Southborough, MA 01772-2129
     Attn:  Jon-Luc Dupuy

     if to Underwriter:

     Security Distributors, Inc.
     One Security Benefit Place
     Topeka, Kansas 66636
     Attn: General Counsel

     Copy to Security Benefit Corporation:

     One Security Benefit Place
     Topeka, Kansas 66636
     Attn: General Counsel

            [The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, Insurer and Underwriter have each duly executed this Agreement as of the day and year first above written.


     SECURITY DISTRIBUTORS, INC.

     By Its Authorized Officer


     By: /s/ Gregory J. Garvin
         ------------------------------------

     Title: President

     Date: November 21, 2006


     COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

     By Its Authorized Officer


     By: /s/ Michael A. Reardon
         ------------------------------------
         Michael A. Reardon

     Title: President and Chief Executive Officer

     Date: November 21, 2006

                                                                       EXHIBIT A

     This exhibit is an integral part of the Agreement to which it relates.

                   FORM OF OPINION PURSUANT TO SECTION 2(c)(i)

Security Distributors, Inc.
One Security Benefit Place
Topeka, Kansas 66636.

Executives:

You have requested my opinion with respect to certain matters in connection with the Distribution Agreement dated as of _______, 2006 (the "Agreement") entered into between you ("Underwriter) and Commonwealth Annuity and Life Insurance Company (formerly Allmerica Financial Life Insurance and Annuity Company) ("Insurer"). The Agreement relates to your service as principal underwriter with respect to certain variable insurance contracts, described more specifically in one or more registration statements, as amended, on Form [N-4/N-6] filed with the Securities and Exchange Commission ("SEC"), File No.(s) _______. All capitalized terms contained herein not otherwise defined shall have the meaning assigned to them in the Agreement.I am of the following opinion: (1) Insurer has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts with full power and authority to own, lease and operate its properties and conduct its business, and is duly qualified to transact the business of a life insurance company and to issue variable insurance products.

     (2) The execution and delivery of the Agreement and the consummation of the transactions contemplated therein have been duly authorized by all necessary corporate action by Insurer, and when so executed and delivered the Agreement shall be the valid and binding obligation of Insurer enforceable in accordance with its terms.

     (3) The consummation of the transactions contemplated by the Agreement, and the fulfillment of its terms, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of Insurer, or to the best of our knowledge, any indenture, agreement, mortgage, deed of trust, or other instrument to which Insurer is a party or by which it is bound, or violate any law, or, to the best of our knowledge, any order, rule or regulation applicable to Insurer of any court or of any federal or state regulatory body, administrative agency or any other governmental instrumentality having jurisdiction over Insurer or any of its properties.

     (4) Insurer has filed with the SEC all statements, notices, and other documents required for registration of the Contracts and each Separate Account under the provisions of the 1940 Act and the Securities Act and/or the Regulations thereunder;

     (5) There are no contracts or documents of Insurer or relating to the Contracts or each Separate Account which are required to be filed as exhibits to the Registration Statement by the Securities Act, the 1940 Act or the Regulations which have not been so filed.

     (6) The Registration Statement has been declared effective by the SEC or has become effective in accordance with all applicable Regulations.

     (7) Insurer has not received any notice from the SEC with respect to the Registration Statement pursuant to Section 8(e) of the 1940 Act and no stop order under the Securities Act has been issued and no proceeding therefor has been instituted or threatened by the SEC.

     (8) Insurer has obtained all necessary or customary orders of exemption or approval from the SEC to permit the distribution of the Contracts pursuant to the Agreement and to permit the operation of each Separate Account as contemplated in the related Prospectus, and such orders either apply to Underwriter, as principal underwriter of the Contracts to the extent necessary or Insurer has ceased to engage in the activities for which such SEC exemption or approval is required in order to eliminate the need for such order to apply to Underwriter.

     (9) The Registration Statement and the related Prospectus comply in all material respects with the required provisions of the Securities Act, the 1940 Act and the rules and regulations thereunder.

     (10) I have no reason to believe that the Registration Statement (other than any financial statements included therein and any statements or omissions made in reliance upon information furnished in writing to the Company by the Distributor or a Fund for use in the preparation of the Registration Statement, as to which no opinion is rendered), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made, nor do I have any reason to believe that the Prospectus (other than any financial statements included therein and any statements or omissions made in reliance upon information furnished to the Company in writing by the Distributor or a Fund for use in the preparation of the Registration Statement or Prospectus, as to which no opinion is rendered), as amended or supplemented as of the date hereof, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (11) The Separate Account has been duly established by Insurer and conforms to the description thereof in the Registration Statement and the Prospectus for each Separate Account.

     (12) The form of the Contracts has been approved to the extent required by the Massachusetts Division of Insurance.

     (13) The Contracts have been duly authorized by Insurer and conform to the descriptions thereof in the Registration Statement for the Contracts and the related Prospectus and, when issued as contemplated by the Registration Statement, shall constitute legal, validly issued and binding obligations of Insurer in accordance with their terms.

     (14) The Contracts and each Separate Account have been duly registered with the state securities regulatory bodies, administrative agencies, or any other governmental instrumentality with which the Contracts or Separate Account must be registered, to the extent such registration requirements apply.

     (15) To the best of my knowledge, no other consent, approval, authorization, or order of any court or governmental authority or agency is required for the issuance or sale of the Contracts, the establishment or operation of each Separate Account, or for the consummation of the transactions contemplated by the Agreement, that has not been obtained.

     (16) To the best of my knowledge, Insurer has at all times properly relied on, and complied with, applicable no-action or interpretive letters issued by the SEC staff in respect to any Separate Account registration statement where Insurer has elected not to (i) update such registration statement and (ii) deliver or cause to be delivered updated Contract prospectuses to Contract owners or participants.

                                        Very truly yours,


By:
    ---------------------------------

                                           Name:
                                           Title: [General Counsel, Associate
                                           General Counsel or Assistant
                                           General Counsel]
                                           COMMONWEALTH ANNUITY AND LIFE
                                           INSURANCE COMPANY
                                                Date: ___________________

                                                                       EXHIBIT B

     This exhibit is an integral part of the Agreement to which it relates.

FORM OF OPINION PURSUANT TO SECTION 2(c)(ii)

Security Distributors, Inc.
One Security Benefit Place
Topeka, Kansas 66636.

Executives:

You have requested my opinion with respect to certain matters in connection with the Distribution Agreement dated as of _______, 2006 (the "Agreement") entered into between you ("Underwriter) and Commonwealth Annuity and Life Insurance Company (formerly Allmerica Financial Life Insurance and Annuity Company) ("Insurer"). The Agreement relates to your service as principal underwriter with respect to certain variable insurance contracts, described more specifically in one or more registration statements, as amended, on Form [N-4/N-6] filed with the Securities and Exchange Commission ("SEC"), File No.(s) _______. All capitalized terms contained herein not otherwise defined shall have the meaning assigned to them in the Agreement.

     I am of the following opinion:

     (1) Insurer has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts with full power and authority to own, lease and operate its properties and conduct its business, and is duly qualified to transact the business of a life insurance company and to issue variable insurance products.

     (2) There are no contracts or documents of Insurer or relating to the Contracts or each Separate Account which are required to be filed as exhibits to the Registration Statement by the Securities Act, the 1940 Act or the Regulations which have not been so filed.

     (3) The Registration Statement has been declared effective by the SEC or has become effective in accordance with all applicable Regulations.

     (4) Insurer has not received any notice from the SEC with respect to the Registration Statement pursuant to Section 8(e) of the 1940 Act and no stop order under the Securities Act has been issued and no proceeding therefor has been instituted or threatened by the SEC.

     (5) The Registration Statement and the related Prospectus comply in all material respects with the required provisions of the Securities Act, the 1940 Act and the rules and regulations thereunder.

     (6) I have no reason to believe that the Registration Statement (other than any financial statements included therein and any statements or omissions made in reliance upon information furnished in writing to the Company by the Distributor or a Fund for use in the preparation of the Registration Statement, as to which no opinion is rendered), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made, nor do I have any reason to believe that the Prospectus (other than any financial statements included therein and any statements or omissions made in reliance upon information furnished to the Company in writing by the Distributor or a Fund for use in the preparation of the Registration Statement or Prospectus, as to which no opinion is rendered), as amended or supplemented as of the date hereof, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (7) The Separate Account has been duly established by Insurer and conforms to the description thereof in the Registration Statement and the Prospectus for each Separate Account.

     (8) The form of the Contracts has been approved to the extent required by the Massachusetts Division of Insurance.

     (9) The Contracts have been duly authorized by Insurer and conform to the descriptions thereof in the Registration Statement for the Contracts and the related Prospectus and, when issued as contemplated by the Registration Statement, shall constitute legal, validly issued and binding obligations of Insurer in accordance with their terms.

                                           Very truly yours,


                                           By:
                                               ---------------------------------
                                           Name:
                                           Title: [General Counsel, Associate
                                           General Counsel or Assistant
                                           General Counsel]
                                           COMMONWEALTH ANNUITY AND LIFE
                                           INSURANCE COMPANY
Date: ____________________

                                                                      SCHEDULE 1

            SEPARATE ACCOUNTS AND FUNDS AVAILABLE UNDER THE CONTRACTS

     This schedule is an integral part of the Agreement to which it relates.

                                  VEL ACCOUNT

Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund
Goldman Sachs Structured U.S. Equity Fund
AIM V.I. Global Health Care  Fund
AllianceBernstein Large Cap Growth Portfolio
Delaware VIP International Value Equity Series
Fidelity VIP Asset Manager(SM) Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Index 500 Portfolio
Fidelity VIP Money Market Portfolio
Fidelity VIP Overseas Portfolio
FT VIP Franklin Large Cap Growth Securities Fund (Class 2)
FT VIP Franklin Small-Mid Cap Growth Securities Fund (Class 2)
Janus Aspen Large Cap Growth Portfolio
T. Rowe International Stock Portfolio

                                VEL II ACCOUNT

Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund
Goldman Sachs Structured U.S. Equity Fund
AIM V.I. Global Health Care  Fund
AllianceBernstein Large Cap Growth Portfolio
Delaware VIP International Value Equity Series
Fidelity VIP Asset Manager(SM) Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio
FT VIP Franklin Large Cap Growth Securities Fund (Class 2)
FT VIP Franklin Small-Mid Cap Growth Securities Fund (Class 2)
Janus Aspen Large Cap Growth Portfolio
T. Rowe International Stock Portfolio

                                VEL III ACCOUNT

Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund
Goldman Sachs Structured U.S. Equity Fund
AIM V.I. Global Health Care (Series I Shares)
AllianceBernstein Large Cap Growth (Class B)
Delaware VIP International Value Equity Series
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio
FT VIP Franklin Large Cap Growth Securities Class 2
FT VIP Franklin Small-Mid Cap Growth (Class 2)
Janus Aspen Large Cap Growth (Service Shares)
T. Rowe Price International Stock

                             SEPARATE ACCOUNT III

Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund
Goldman Sachs Structured U.S. Equity Fund
AIM V.I. Basic Value (Series II)
AIM V.I. Large Cap Growth Fund (Series II)
AIM V.I. Capital Appreciation (Series I)
AIM V.I. Capital Appreciation (Series II)
AIM V.I. Capital Development Growth (Series II)
AIM V.I. Core Equity (Series II)
AIM V.I. Global Health Care (Series I)
AllianceBernstein Global Technology (Class B) AllianceBernstein Growth and Income (Class B) AllianceBernstein Large Cap Growth (Class B) AllianceBernstein Small/Mid-Cap Value (Class B) AllianceBernstein Value (Class B)
Fidelity VIP Contrafund Portfolio (Service Class 2)
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Equity-Income Portfolio (Service Class 2) Fidelity VIP Growth Portfolio
Fidelity VIP Growth Portfolio (Service Class 2)
Fidelity VIP High Income Portfolio
Fidelity VIP Mid Cap Portfolio (Service Class 2)
Fidelity VIP Overseas Portfolio
Fidelity VIP Value Strategies Portfolio (Service Class 2)
FT VIP Franklin Large Cap Growth Securities (Class 2)
FT VIP Franklin Small Cap Value Securities (Class 2)
FT VIP Franklin Small-Mid Cap Growth Securities Class 2
FT VIP Mutual Shares Securities Class 2
FT VIP Templeton Foreign Securities (Class 2)
Janus Aspen Large Cap Growth Service Shares (Service Shares) MFS(R) Mid Cap Growth (Service Class)
MFS(R) New Discovery (Service Class)
MFS(R) Total Return (Service Class)
MFS(R) Utilities (Service Class)
Oppenheimer Balanced Fund/VA (Service Shares)
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Oppenheimer Global Securities Fund/VA(Service Shares) Oppenheimer High Income Fund/VA (Service Shares)
Oppenheimer Main Street Fund/VA (Service Shares)
T. Rowe Price International Stock

                                 SELECT SEPARATE
                                   ACCOUNT II

Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund
Goldman Sachs Structured U.S. Equity Fund
AIM V.I. Capital Appreciation Series (Series I)
AIM V.I. Global Health Care Series I (b)
AllianceBernstein Growth and Income (Class B)
AllianceBernstein Large Cap Growth (Class B)
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
FT VIP Franklin Small-Mid Cap Growth (Class 2)
FT VIP Mutual Shares Securities (Class 2)
Janus Aspen Large Cap Growth (Service Shares)
T. Rowe Price International Stock

                               INHEIRITAGE ACCOUNT

Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund
Goldman Sachs Structured U.S. Equity Fund
AIM V.I. Capital Appreciation Fund  (Series I)
AIM V.I. Global Health Care (Series I)
AllianceBernstein Growth and Income (Class B)
AllianceBernstein Large Cap Growth (Class B)
Delaware VIP International Value Equity
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio
FT VIP Franklin Large Cap Growth Securities Fund (Class 2)
FT VIP Franklin Small-Mid Cap Growth Fund (Class 2)
FT VIP Mutual Shares Securities Fund (Class 2)
Janus Aspen Large Cap Growth (Service Shares)
T. Rowe Price International Stock

                                GROUP VEL ACCOUNT

Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund
Goldman Sachs Structured U.S. Equity Fund
AIM V.I. Capital Appreciation Fund (Series I)
AIM V.I. Core Equity Fund (Series I)
AIM V.I. High Yield Fund (Series I)
AIM V.I. Total Return Fund (Series I)
Alger American Leveraged AllCap
Alger American Small Capitalization
AllianceBernstein Global Technology (Class B)
AllianceBernstein Growth and Income (Class B)
Delaware VIP Balanced Series
Delaware VIP Capital Reserves Series
Delaware VIP Cash Reserves Series
Delaware VIP Emerging Markets Series
Delaware VIP Growth Opportunities Series
Delaware VIP High Yield Series
Delaware VIP International Value Equity Series
Delaware VIP REIT Series
Delaware VIP Select Growth Series
Delaware VIP Small Cap Value Series
Delaware VIP Trend Series
Delaware VIP U.S. Growth Series
Delaware VIP Value (a) Series
Fidelity VIP Asset Manager(SM) Portfolio
Fidelity VIP Contrafund Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Index 500 Portfolio
Fidelity VIP Overseas Portfolio
FT VIP Templeton Foreign Securities Fund (Class 2)
Janus Aspen Mid Cap Growth (Service Shares)
Janus Worldwide Growth (Service Shares)
PVIT Total Return Portfolio II
T. Rowe Price International Stock
Van Kampen UIF Core Plus Fixed Income

                              SEPARATE ACCOUNT IMO

Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund
Goldman Sachs Structured U.S. Equity Fund
AIM V.I. Basic Value Fund (Series II)
AIM V.I. Large Cap Growth Fund (Series II)
AIM V.I. Capital Appreciation Fund (Series II)
AIM V.I. Capital Development (Series II)
AIM V.I. Core Equity (Series II)
AIM V.I. Dynamics Fund (Series I)
AIM V.I. Global Health Care (Series I)
AllianceBernstein Global Technology (Class B) AllianceBernstein Growth and Income (Class B) AllianceBernstein Large Cap Growth (Class B)
AllianceBernstein Small/Mid-Cap Value (Class B)
AllianceBernstein Value (Class B)
Delaware VIP Growth Opportunities Series (Service Class) Delaware VIP International Value Equity Series (Service Class) Fidelity VIP Asset Manager(SM) Portfolio (Service Class 2) Fidelity VIP Contrafund Portfolio
Fidelity VIP Contrafund Portfolio (Service Class 2)
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Growth & Income Portfolio
Fidelity VIP Growth Opportunities Portfolio (Service Class 2) Fidelity VIP High Income Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Mid Cap Portfolio (Service Class 2)
Fidelity VIP Overseas Portfolio
Fidelity VIP Value Strategies Portfolio  (Service Class 2)
FT VIP Franklin Growth and Income Securities (Class 2)
FT VIP Franklin Large Cap Growth Securities (Class 2)
FT VIP Franklin Small Cap Value Securities (Class 2)
FT VIP Franklin Small-Mid Cap Growth Securities Fund (Class 2) FT VIP Mutual Shares Securities Fund (Class 2)
FT VIP Templeton Foreign Securities Fund (Class 2)
MFS(R) Mid Cap Growth Series(Service Class)
MFS(R) New Discovery Series (Service Class)
MFS(R) Total Return Series (Service Class)
MFS(R) Utilities Series(Service Class)
Oppenheimer Balanced Fund/VA(Service Shares)
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Oppenheimer Global Securities Fund/VA (Service Shares) Oppenheimer High Income Fund/VA (Service Shares)
Oppenheimer Main Street Fund/VA (Service Shares)
Pioneer Emerging Markets VCT Portfolio Class II
Pioneer Fund VCT Portfolio (Class II)
Pioneer High Yield VCT Portfolio (Class II)
Pioneer Real Estate Shares VCT Portfolio (Class II)
DWS Technology VIP (Class A)
DWS Equity 500 Index VIP (Class A)
DWS SMALL CAP INDEX VIP(Class A)
DWS Dreman Financial Services VIP (Class A)
T. Rowe Price International Stock

                             SEPARATE ACCOUNT FUVUL

Goldman Sachs Money Market Fund
AIM V.I. Capital Appreciation (Series I Shares)
AIM V.I. Core Equity (Series I Shares)
Alger American Growth
Alger American Leveraged AllCap
Alger American Small Capitalization
Dreyfus Socially Responsible Growth Fund, Inc
Dreyfus VIF Appreciation
Dreyfus VIF Quality Bond
Evergreen VA Balanced (b)
Evergreen VA Special Values
Federated American Leaders II
Federated High Income Bond II
Federated Prime Money II
FT VIP Templeton Foreign Securities (Class 2)
FT VIP Templeton Global Asset Allocation (Class 2)
MFS(R) Investors Trust Series
MFS(R) Utilities Series
Oppenheimer Core Bond Fund (b)
Oppenheimer Main Street Fund/VA
Oppenheimer Main Street Small Cap Fund/VA

                              SEPARATE ACCOUNT KGC

AIM V.I. Utilities Fund
Alger American Balanced Portfolio
Alger American Leveraged AllCap Portfolio
Credit Suisse Trust Emerging Markets Portfolio
Credit Suisse Trust Global Small Cap Portfolio
Dreyfus IP MidCap Stock Portfolio
Dreyfus Socially Responsible Growth Fund, Inc.
DWS Equity 500 Index VIP
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS Growth & Income VIP
DWS Health Care VIP
DWS International VIP
DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Davis Venture Value VIP
DWS Dreman Financial Services VIP
DWS Dreman High Return Equity VIP
DWS Dreman Small Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS International Select Equity VIP
DWS Janus Growth and Income VIP
DWS Janus Growth Opportunities VIP
DWS Large Cap Value VIP
DWS MFS Strategic Value VIP
DWS Mid Cap Growth VIP
DWS Money Market VIP
DWS Oak Strategic Equity VIP
DWS Salomon Aggressive Growth VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP

                               SEPARATE ACCOUNT KG

AIM V.I. Utilities Fund
Alger American Balanced Portfolio
Alger American Leveraged AllCap Portfolio
Credit Suisse Trust Emerging Markets Portfolio
Credit Suisse Trust Global Small Cap Portfolio
Dreyfus IP MidCap Stock Portfolio
Dreyfus Socially Responsible Growth Fund, Inc.
DWS Equity 500 Index VIP
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS Growth & Income VIP
DWS Health Care VIP
DWS International VIP

DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Davis Venture Value VIP
DWS Dreman Financial Services VIP
DWS Dreman High Return Equity VIP
DWS Dreman Small Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS International Select Equity VIP
DWS Janus Growth and Income VIP
DWS Janus Growth Opportunities VIP
DWS Large Cap Value VIP
DWS MFS Strategic Value VIP
DWS Mid Cap Growth VIP
DWS Money Market VIP
DWS Oak Strategic Equity VIP
DWS Salomon Aggressive Growth VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP

Janus Aspen Growth and Income
Janus Aspen Large Cap Growth

                              SEPARATE ACCOUNT VA-P

Pioneer America Income VCT Portfolio
Pioneer Balanced VCT Portfolio
Pioneer Emerging Markets VCT Portfolio
Pioneer Equity Income VCT Portfolio
Pioneer Europe VCT Portfolio
Pioneer Fund VCT Portfolio
Pioneer Growth Shares VCT Portfolio
Pioneer High Yield VCT Portfolio
Pioneer International Value VCT Portfolio
Pioneer Mid Cap Value VCT Portfolio
Pioneer Money Market VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio
Pioneer Small Cap Value VCT Portfolio
Pioneer Small Company VCT Portfolio
Pioneer Strategic Income VCT Portfolio
AIM V.I. Capital Appreciation Fund
AllianceBernstein Global Technology Portfolio (Class B)
AllianceBernstein Large Cap Growth Portfolio (Class B)
Delaware VIP Growth Opportunities Series (Service Class)
Delaware VIP Select Growth Series (Service Class)
FT VIP Franklin Small-Mid Cap Growth Securities Fund (Class 2)
FT VIP Templeton Foreign Securities Fund (Class 2)
FT VIP Templeton Global Asset Allocation Fund (Class 2)
Van Kampen LIT Emerging Growth Portfolio (Class I Shares)

                              SEPARATE ACCOUNT VA-K

Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund
Goldman Sachs Structured U.S. Equity Fund

AIM V.I. Capital Appreciation (Series I Shares)
AIM V.I. Basic Value Fund (Series II Shares)
AIM V.I. Large Cap Growth Fund (Series I Shares)
AIM V.I. Capital Appreciation Fund (Series I Shares)
AIM V.I. Core Equity Fund (Series I Shares)
AIM V.I. Dynamics Fund (Series I Shares)
AIM V.I. Global Health Care Fund (Series I Shares)
AIM V.I. Capital Development Fund (Series II Shares)

AllianceBernstein Global Technology (Class B)
AllianceBernstein Growth and Income Portfolio (Class B)
AllianceBernstein Growth (Class B)
AllianceBernstein Large Cap Growth Portfolio (Class B)
AllianceBernstein Small/Mid-Cap Value Portfolio (Class B)
AllianceBernstein Value Portfolio (Class B)

Delaware VIP International Value Equity Series

Delaware VIP Growth Opportunities Series (Service Class)
Delaware VIP Select Growth (Service Class)

DWS Government & Agency Securities VIP
DWS Technology Growth VIP
DWS Dreman Financial Services VIP

DWS Equity 500 Index VIP
DWS Small Cap Index VIP

Eaton Vance VT Floating-Rate Income Fund

Fidelity VIP Asset Manager(SM) Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio
Fidelity VIP Contrafund(R) Portfolio (Service Class 2)
Fidelity VIP Growth & Income Service Class 2
Fidelity VIP Growth Opportunities Portfolio (Service Class 2)
Fidelity VIP Mid Cap Portfolio (Service Class 2)
Fidelity VIP Value Strategies Portfolio (Service Class 2)

FT VIP Franklin Growth and Income Securities Fund (Class 2)
FT VIP Franklin Large Cap Growth Securities Fund (Class 2)
FT VIP Franklin Small Cap Value Securities Class 2
FT VIP Franklin Small-Mid Cap Growth Securities Fund (Class 2)
FT VIP Mutual Shares Securities Fund (Class 2)
FT VIP Templeton Developing Markets Securities Class 2
FT VIP Templeton Foreign Securities Fund (Class 2)

Janus Aspen Forty (Service Shares)
Janus Aspen Growth and Income Portfolio (Service Shares)
Janus Aspen International Growth (Service Shares)
Janus Aspen Large Cap Growth Portfolio (Service Shares)
Janus Aspen Mid Cap Growth (Service Shares)

MFS(R) Variable Insurance Trust(SM)
MFS(R) Mid Cap Growth Series (Service Class)
MFS(R) New Discovery Series (Service Class)
MFS(R) Total Return Series (Service Class)
MFS(R) Utilities Series (Service Class)

Oppenheimer Balanced Fund/VA (Service Shares)
Oppenheimer Capital Appreciation Service Shares
Oppenheimer Global Securities Service Shares
Oppenheimer High Income Service Shares
Oppenheimer Main Street Service Shares

Pioneer Emerging Markets VCT Portfolio (Class II)
Pioneer Fund VCT (Class II)
Pioneer Real Estate Shares VCT Portfolio (Class II)

T. Rowe Price International Stock Portfolio

                              SEPARATE ACCOUNT VA-K
                     - DELAWARE MEDALLION ANNUITY CONTRACTS

DELAWARE VIP TRUST

Delaware VIP Balanced Series
Delaware VIP Capital Reserves Series
Delaware VIP Cash Reserve Series
Delaware VIP Emerging Markets Series
Delaware VIP Global Bond Series
Delaware VIP Growth Opportunities Series
Delaware VIP High Yield Series
Delaware VIP International Value Equity Series
Delaware VIP REIT Series
Delaware VIP Select Growth Series
Delaware VIP Small Cap Value Series
Delaware VIP Trend Series
Delaware VIP U.S. Growth Series
Delaware VIP Value Series

AIM V.I. Growth (Series I Shares)
AIM V.I. High Yield Series I (Series I Shares)
AIM V.I. High Yield Fund (Series I Shares)
AIM V.I. International Growth Fund (Series I Shares)
AIM V.I. Premier Equity (Series I Shares)
Alger American Leveraged AllCap Portfolio (Class O)
Alger American MidCap Growth Portfolio (Class O)
Alger American Small Capitalization Portfolio (Class O)

AllianceBernstein VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)

AllianceBernstein Global Technology Portfolio (Class B)
AllianceBernstein Growth and Income Portfolio (Class B)
AllianceBernstein Growth Portfolio (Class B)
AllianceBernstein Large Cap Growth Portfolio (Class B)

FT VIP Franklin Small-Mid Cap Growth Securities Fund (Class 2)
FT VIP Mutual Shares Securities Fund (Class 2)
FT VIP Templeton Foreign Securities Fund (Class 2)
FT VIP Templeton Growth Securities Fund (Class 2)

Pioneer Emerging Markets VCT Portfolio (Class II)
Pioneer Mid Cap Value VCT Portfolio (Class II)

                        ALLMERICA SELECT SEPARATE ACCOUNT

Goldman Sachs Variable Insurance Trust (Service Shares)
Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund
Goldman Sachs Structured U.S. Equity Fund

AIM V.I. Capital Appreciation (Series I Shares)
AIM V.I. Capital Appreciation Series II
AIM V.I. Large Cap Growth Fund (Series I Shares)
AIM V.I. Large Cap Growth Fund (Series II Shares)
AIM V.I. Capital Appreciation Fund (Series I Shares)
AIM V.I. Capital Development Fund (Series II Shares)
AIM V.I. Core Equity Fund (Series I Shares)
AIM V.I. Dynamics Fund (Series I Shares)
AIM V.I. Global Health Care Fund (Series I Shares)
AIM V.I. Core Equity Fund (Series I Shares)
AIM V.I. Core Equity Fund (Series II Shares)
AIM V.I. Basic Value Fund (Series II Shares)
AIM V.I. Capital Development Fund (Series II Shares)

AllianceBernstein Large Cap Growth Portfolio (Class A)
AllianceBernstein Large Cap Growth Portfolio (Class B)
AllianceBernstein Global Technology Portfolio (Class B)
AllianceBernstein Growth and Income Portfolio (Class B)
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)
AllianceBernstein Value Portfolio (Class B)

DWS Small Cap Index VIP
DWS Dreman Financial Services VIP
DWS Technology Growth VIP

Eaton Vance VT Floating-Rate Income Fund
Eaton Vance VT Worldwide Health Sciences Fund

Fidelity VIP Contrafund(R) Portfolio
Fidelity VIP Contrafund(R) Portfolio (Service Class 2)
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Equity-Income Portfolio (Service Class 2)
Fidelity VIP Growth Portfolio
Fidelity VIP Growth Portfolio (Service Class 2)
Fidelity VIP Growth & Income Portfolio
Fidelity VIP Growth & Income Portfolio (Service Class 2)
Fidelity VIP High Income Portfolio
Fidelity VIP High Income Portfolio (Service Class 2)
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Mid Cap Portfolio (Service Class 2)
Fidelity VIP Value Strategies Portfolio (Service Class 2)

FT VIP Franklin Large Cap Growth Securities Fund (Class 2)
FT VIP Franklin Small Cap Value Securities Fund (Class 2)
FT VIP Franklin Small-Mid Cap Growth Securities Fund (Class 2)
FT VIP Mutual Shares Securities Fund (Class 2)
FT VIP Templeton Foreign Securities Fund (Class 2)

Janus Aspen Growth and Income Portfolio (Service Shares)
Janus Aspen International Growth Portfolio (Service Shares)
Janus Aspen Large Cap Growth Portfolio (Service Shares)
Janus Aspen Mid Cap Growth Portfolio (Service Shares)

MFS(R) Mid Cap Growth Series (Service Class)
MFS(R) New Discovery Series (Service Class)
MFS(R) Total Return Series (Service Class)
MFS(R) Utilities Series (Service Class)

Oppenheimer Balanced Fund/VA (Service Shares)
Oppenheimer Capital Appreciation Fund/VA (Service Shares)
Oppenheimer Global Securities Fund/VA (Service Shares)
Oppenheimer High Income Fund/VA (Service Shares)
Oppenheimer Main Street Fund/VA (Service Shares)

Pioneer Fund VCT Portfolio (Class II)
Pioneer Real Estate Shares VCT Portfolio (Class II)

T. Rowe Price International Stock Portfolio

                            FULCRUM SEPARATE ACCOUNT

Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Money Market Fund
AIM V.I. Core Equity (Series I)
Delaware VIP Balanced Series
Delaware VIP Small Cap Value Series
Gabelli Capital Asset
Lazard Retirement International Equity
MFS(R) Emerging Growth Series
MFS(R) Investors Trust Series
Oppenheimer Aggressive Growth Fund/VA
Oppenheimer Main Street Fund/VA
OM Large Cap Growth Concentrated (b)

Last revised: November 21, 2006

                                                                      SCHEDULE 2

                                    CONTRACTS

     This schedule is an integral part of the Agreement to which it relates.

Schedule 2A    Insurance Contracts - Annuity Contracts*

POLICY FORM   MARKETING OR PRODUCT NAME
-----------   -------------------------
A3001-75      75 series elective pay
A3002-75      75 series elective pay
A3003-75      75 series single pay
A3004-75      75 series single pay
A3005-75      75 Elect Payment Fixed
A3006-75      75 Elect Payment Fixed
A3007-78      Colonial AVA (single pay)
A3012-79      78/79 series elective pay
A3013-79      78/79 series elective pay
A3014-79      78/79 series single pay
A3015-79      78/79 series single pay
A3018-91      Exec Annuity Plus 91 (3)
A3019-92      Delaware Medallion I
A3020-92      Allmerica Select Resource I
A3021-93      Exec Annuity Plus 93
A3022-93      Delaware Medallion II
A3023-95      Pioneer Vision 1
A3025-96      Allmerica Advantage, Allmerica Select
              Resources II, Delaware Medallion III, Pioneer
              Vision 2, Scudder Gateway Elite
A3026-96      Scudder Gateway Custom
A3027-98      Kemper Advisor, Pioneer C- Vision, Select
              Charter
A3028-99      Delaware Golden Medallion, Pioneer Xtra
              Vision, Scudder Gateway Plus, Select Reward
A3029-99      Allmerica Immediate Advantage
A3030-99      Allmerica Value Generation, Directed Advisory
              Solutions
A3031-99      Allmerica Select Acclaim
A3035-00      Kemper SBD with EDB, Scudder Gateway Incentive
A3036-01      Allmerica Premier Choice

----------
* This list shall be deemed to include applications, specification pages, state variations, certificates, binders and administrative forms that are included and part of the Insurance Contracts. Certain forms, riders and endorsements may have different or no form numbers and may have been filed for different distribution channels and products. Therefore, the letter prefix and numeric suffix to the form numbers can vary. This list shall be deemed to include those variations.

A3037-02      Allmerica Optim-L
A3038-02      Gateway Plus II
AVA-FP-67     67 series elective pay
AVA-FP-69     69 series elective pay
AVA-SP-67     67 series single pay
AVA-SP-69     69 series single pay
AVA-ST-67     67 series stipulated pay
VFR - 68      67 series group elective (GA)
VFS - 68      67 series group elective (GB), Flexible Fixed(84-92)


                                       RIDERS AND ENDORSEMENTS*

                                          LIBERALIZATION OF      LIVING BENEFIT
                                        SURRENDER CHARGES OR   (ACCELERATED DEATH     PREMIUM TAX
             DEATH BENEFITS               WITHDRAWAL RIGHTS         BENEFIT)          ENDORSEMENT
---------------------------------------------------------------------------------------------------
3134-79   3260-99   3290-01   3309-02          3167-82               VAB9-94            3230-92
3197-84   3263-99   3291-00   3311-02          3168-82               2001-91            3232-92
3198-84   3264-99   3292-00   3312-02          3169-82                246-92            3240-92
3231-92   3265-99   3293-00   3313-02         3170L-88                249-94            3241-92
3235-92   3266-99   3303-02   3314-02         3173L-88                                  3242-92
3249-96   3271-99   3304-02   3315-02         3174L-90            Annuitization         3243-92
3260-99   3272-99   3305-02   3316-02          3239-96               A3104-74
3301-00   3273-99   3306-02   3317-02          3244-96               A3259-99       IRA Endorsement
3240-01   3288-00   3307-02   3318-02                                A3268-99           3199-92
3241-01   3289-01   3308-02                                          A3269-99           3261-98

TSA Endorsement - 3166-81 and 3250-96

MISCELLANEOUS
--------------------------------------------------------------------------------
3150-80       Guaranteed Interest on General Account
3181-83       Qualified Annuities - Separate Account Usage
3183-83       Qualified Annuities - Separate Account Usage
3184-83       Non-Qualified Annuities - Separate Account Usage
3201-84       General Endorsement - SEC Exemption 27(c)(i)
3214-85       Loan Privilege
3215-85       Loan Privilege
3237-93       Elective Payment Endorsement
3245-96       Waiver of Surrender Charges
3246-96       Disability Rider/Waiver of Surrender
3247-96       Disability Rider/Waiver of Surrender
3248-96       Living Benefits Rider
3252-97       HO/BIP
3262-99       15 Day Money Market Endorsement
END 4002-98   NY Automatic Reallocation Endorsement
3267-99       MAF: Rider
3270-99       APR Rider
3274-99       Group/Employee Endorsement
3275-99       Group/Employee Endorsement
3276-99       Qualified Contracts Endorsements
3297-00       Group Policy Endorsement
3298-00       Kemper Value Enhancement Endorsement
3319-99       Discount Rider
8054-95       Name Change

----------
* This list shall be deemed to include applications, specification pages, state variations, certificates, binders and administrative forms that are included and part of the Insurance Contracts. Certain forms, riders and endorsements may have different or no form numbers and may have been filed for different distribution channels and products. Therefore, the letter prefix and numeric suffix to the form numbers can vary. This list shall be deemed to include those variations.

Schedule 2B   Insurance Contracts - Variable Life Contracts*
(continued)

POLICY FORM   MARKETING NAME
-----------   --------------
1018-87       VEL 87
1018-91       VEL 91
1018-93       VEL 93
1023-93       VEL PG/VEL Plus
1026-94       Select Variable Inheritage
1027-95       Select Life
1029P-94      Group VEL
1029C-94
1030-96       Agency SPVUL 2nd-to-die, Agency SPVUL Single Life,
              Select SPVUL 2nd to-die, Select SPVUL Single Life,
              SPL II
1033-99       CPA, IMO, Scudder VEL, Select Life Plus, VEL 2001
1034-99       Survivorship VUL

                            RIDERS AND ENDORSEMENTS*

LIVING BENEFIT
 (ACCELERATED                        GUARANTEED DEATH       OTHER
DEATH BENEFIT)   WAIVER OF PREMIUM   BENEFITS RIDERS    INSURED RIDER      EXCHANGE OPTION RIDERS
---------------------------------------------------------------------------------------------------
  END 239-91          1074-86            1091-97           1067-86                1069-87
   1089-95            1086-94            1099-97           1081-94                1090-95
   6005-96           CL1086-99            10490            1088-95                VEOP-94
  CL1089-99          TA1094-97          CL1099-99         CL1088-99               1084-94
  TA1101-98           VDBR-94           TA1100-98          VOIR-94
  TA1093-97           1085-94           TA1098-97        FUIT 1088-99   Children's Insurance Riders
   VAB9-94         FUIT 1086-99        FUIT 1099-99                               1068-84
   2001-91            250-95                                                      1068-95
    246-92                                                                       TA1096-97
    249-94                                                                        1082-94

----------
* This list shall be deemed to include applications, specification pages, state variations, certificates, binders and administrative forms that are included and part of the Insurance Contracts. Certain forms, riders and endorsements may have different or no form numbers and may have been filed for different distribution channels and products. Therefore, the letter prefix and numeric suffix to the form numbers can vary. This list shall be deemed to include those variations.

TERM LIFE   REFUND OF SALES
INSURANCE   LOAD/EXCHANGE TO TERM       GUARANTEED       ACCIDENTAL DEATH
 RIDERS*       INSURANCE OPTION     INSURABILITY RIDER       BENEFITS       1035 EXCHANGE RIDERS
------------------------------------------------------------------------------------------------
 1103-99         END 268-97               1066-86             1063-83              8056-96
CL1103-99        END 270-97               1087-95             1080-94             TA1102-98
1105P-00         END 283-99P             TA1097-97           CL1089-99
 1078-92                                  UGIR-94
 1092-96                                  1083-94

MISCELLANEOUS
--------------------------------------------------------------------------------
230-86       Under 18 Non-Smoker Notice
236-88       Limitation of Liability
237-90       Interest Rate
238-90       Interest Rate
241-91       War Exclusion
242-91       Increase and Earn Exchange
243-91       EL & Endorsement
244-91       Guideline Premium Sum Insured
247-93       VEL & Payor Endorsement
251-95       Minimum Sum Insured Table Endorsement
257-95       Group Variable Universal Life
259-96       Cash Value Test
269-97       Cash Value Accumulation Test
295-01       Loan Interest Endorsement (1033-99)
296-01       Loan Interest Endorsement (1034-99)
289-00       Group Private Placement Endorsement
290-00       Group Private Placement Endorsement
291-00       Policy Loan and Death Benefit Endorsement
293-01       Policy Loan and Partial Withdrawal Endorsement
1079-94      Four Year Term Rider
1076-89      Policy Split Option
1104-99      Survivor Term
END 260-96   Preferred Loan Provision
END 264-96   TSA Endorsement
END 263-96   Paid Up Insurance Benefit
252-95       Name Change

----------
* The list in Schedule 2 shall be deemed to include applications, specification pages, state variations, certificates, binders and administrative forms that are included and part of the Insurance Contracts. Certain forms, riders and endorsements may have different or no form numbers and may have been filed for different distribution channels and products. Therefore, the letter prefix and numeric suffix to the form numbers can vary. This list shall be deemed to include those variations.

Last revised: November 21, 2006

* This list shall be deemed to include applications, specification pages, state variations, certificates, binders and administrative forms that are included and part of the Insurance Contracts. Certain forms, riders and endorsements may have different or no form numbers and may have been filed for different distribution channels and products. Therefore, the letter prefix and numeric suffix to the form numbers can vary. This list shall be deemed to include those variations.

                                                                      SCHEDULE 3

                             UNDERWRITING ACTIVITIES

This schedule is an integral part of the Agreement to which it relates.

The following is a list of underwriting activities that Underwriter shall perform or cause to be performed on its behalf:

     - Payment of trail commissions and commissions on subsequent payments to Distributors that have executed Service Agreements with Underwriter

     -    Naming in and review and sign off on Contract registration statements

     - Approving any marketing materials used by Insurer, including Insurer's website postings

     - Review of Separate Account pricing and processing requirements and related written procedures.

     -    Issuance of confirmations with respect to Contract transactions

          For the sake of clarity, Underwriter shall not perform or bear any responsibility for any activities not specifically enumerated above, including without limitation any payments of commissions or other compensation to persons other than Distributors that have executed Service Agreements with Underwriter, any activities for which licensing as an insurance agent would be required, or any Rule 38a-1 or other compliance program or activities for the Separate Accounts.

Last revised: November 21, 2006

                                                                      SCHEDULE 4

                              COMPENSATION SCHEDULE

     This schedule is an integral part of the Agreement to which it relates.

A. REIMBURSEMENT OF DUE DILIGENCE AND OTHER EXPENSES. As contemplated by Section 7(c) of the Agreement, Insurer shall reimburse Underwriter for Underwriter's expenses incurred in conducting due diligence and implementing this Agreement, including:

          1. Internal attorney and compliance time for due diligence and Agreement drafting and negotiation.

          2. External counsel costs for due diligence and Agreement drafting and negotiation.

          3. Investigation and incorporation of business processes required, establishment of required records, project management and related work.

          4. All mailing and production work and costs, including printing, paper, postage and mailing, relating to notification to (i) Contract owners, (ii) FAFLIC Contract owners and (iii) Distributors.

          5.   Related travel and expenses.

     Underwriter's internal costs shall be billed at established time and materials rate set forth in the Work Assignment. Underwriter shall pass through (i.e., no mark-up) to Insurer Underwriter's external legal fees, travel and expenses. Underwriter shall invoice Insurer for these expenses and Insurer shall pay such invoice within 30 days of receipt.

B. ONGOING FEES AND REIMBURSEMENTS. Insurer shall pay Underwriter for its services as contemplated in Section 6 of the Agreement and reimburse Underwriter for expenses as contemplated in Section 7(c) of the Agreement as follows:

     1. A monthly fee of $7,500 for recurring daily processing, including:

          (a) All routine recurring daily processing; daily financial accounting and reconciliation, money movement and balancing between Underwriter and Insurer, and daily compliance activities; and

          (b) Financial reporting related activities including journal entries, financial statements, quarterly FOCUS filings.

          (c) Underwriter shall invoice Insurer for the monthly fee and Insurer shall pay such invoice within 30 days of receipt. The monthly fee in B.1 above is subject to being increased by Underwriter on the same terms set forth in section 8.6, Increases to Fees and Charges, in the TPA Agreement. No such increase shall occur prior to December 31, 2007. For the avoidance of doubt, it is acknowledged that the annual review and adjustment of compensation and reimbursement set forth in Section 6 of the Agreement is separate from the increase to the monthly fee as contemplated in B.1(c) of this Schedule 4.

     2. Non-routine, periodic, annual servicing identifiable or allocable to the Contracts or the FAFLIC Contracts billed at time and material rates as set forth in Schedule F to the Work Assignment. Such non-routine periodic services include, but are not limited to:

          (a)  Annual internal and external financial and operational audits;

          (b) Preparation and review of annual regulatory filings including taxes, NASD filings, registration statement updates;

          (c)  Regulatory examinations;

          (d)  Complaint handling; and

          (e)  Litigation

     3. Out of Pocket expenses identifiable or allocable to the Contracts or the FAFLIC Contracts (including, without limitation, expenses for services provided by entities Underwriter has retained (Underwriter's outside counsel for example) in furtherance of the services contemplated in 2 above).

     Last revised: November 21, 2006

                                                                      SCHEDULE 5

                            FORM OF SERVICE AGREEMENT

     This schedule is an integral part of the Agreement to which it relates.

SERVICE                  SECURITY DISTRIBUTORS, INC.
AGREEMENT                One Security Benefit Place
                            Topeka, Kansas 66636

This Service Agreement (this "Agreement"), effective as of [January 1, 2007] (the "Effective Date"), by and between Security Distributors, Inc., a Kansas corporation (herein "SDI"), whose Principal Office is located at One Security Benefit Place, Topeka, Kansas 66636, Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and ________________________ (herein the "Broker-Dealer").

                                   WITNESSETH:

WHEREAS, Broker-Dealer previously entered into a Sales or Service Agreements with VeraVest Investments, Inc. (herein "VeraVest") (formerly known as Allmerica Investments, Inc.) for the sales and service of Contracts (defined below) issued by Commonwealth Annuity and Life Insurance Company (herein "Commonwealth") (formerly known as Allmerica Financial Life Insurance and Annuity Company) and/or First Allmerica Financial Life Insurance Company (herein "First Allmerica") and VeraVest subsequently terminated the Sales or Service Agreement; and

WHEREAS, certain Registered Representatives of the Broker-Dealer were formerly affiliated with a broker-dealer which sold and serviced Contracts issued by Commonwealth and/or First Allmerica and/or certain Registered Representatives of the Broker-Dealer have acquired clients who own such Contracts; and

WHEREAS, such Registered Representatives are desirous of servicing those Commonwealth and/or First Allmerica Contractholders who are their clients and, if applicable, who were their clients while they were affiliated with their prior broker-dealer; and

WHEREAS, the Insurance Companies are willing to consent to such Contractholders being serviced by such Registered Representatives only if the Broker-Dealer agrees to supervise the activities of such Registered Representatives related to such Contractholders; and

WHEREAS, the Broker-Dealer agrees to provide appropriate supervision of its Registered Representatives related to such Contractholders, subject to the terms and conditions set forth in this Agreement;


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NOW THEREFORE, the parties hereto agree as follows:

SDI, subject to the terms and conditions set forth in this Agreement, authorizes and appoints the Broker-Dealer to service existing Contracts through its Registered Representatives. The Broker-Dealer accepts this authorization and appointment and agrees to the terms and conditions set forth below.

DEFINITIONS            INSURANCE COMPANIES - All Contracts have been issued by
                       Commonwealth Annuity and Life Insurance Company (herein
                       "Commonwealth") (formerly known as Allmerica Financial
                       Life Insurance and Annuity Company) and/or First
                       Allmerica Financial Life Insurance Company (herein "First
                       Allmerica") (herein collectively referred to as the "Insurance Companies").

                       The Home Office of Commonwealth is 132 Turnpike Road, Southborough, MA 01772.

                       The Home Office of First Allmerica is 440 Lincoln Street, Worcester, Massachusetts 01653.

                       However, all Contracts issued by Commonwealth are being administered on behalf of Commonwealth by se2, a division of Security Benefit Life Insurance Company (the "Administrator") and all Contracts issued by First Allmerica and reinsured by Commonwealth are being sub-administered by Administrator. Accordingly, for the purposes of these Contracts, all mail intended for Commonwealth or First Allmerica should be directed to Commonwealth in care of the Administrator at 5801 SW 6th Avenue, Topeka, Kansas 66636-0001.

                       CONTRACTS - The variable annuity and variable life insurance contracts of the Insurance Companies to be serviced by Registered Representatives of the Broker-Dealer, for which SDI has been appointed the principal underwriter.

                       REGISTERED REPRESENTATIVES - Individuals affiliated with the Broker-Dealer who are licensed as life insurance agents in those jurisdictions where Contracts are to be serviced and who are also duly registered with the National Association of Securities Dealers, Inc. (herein the "NASD") in compliance with the '34 Act.

                       VERAVEST - VeraVest Investments, Inc. (formerly known as Allmerica Investments, Inc.) was the exclusive distributor and principal underwriter for the Contracts when they were initially sold and was replaced by SDI, effective November 1, 2006.

                       '33 ACT - The Securities Act of 1933, as amended.


                                       55

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                       '34 ACT - The Securities Exchange Act of 1934, as
                       amended.

RELATIONSHIP           SECTION 1. The Broker-Dealer agrees that it is and shall
OF PARTIES             continue to act at all times as an independent contractor
                       while this Agreement remains in force. Nothing in this Agreement will be construed to create the relationship of employer and employee between SDI or either Insurance
                       Company and the Broker-Dealer, or any of its employees, agents or Registered Representatives. The Broker-Dealer and each Registered Representative will be free to exercise their independent judgment as to the time, place and manner of servicing Contracts underwritten by the Insurance Companies. However, the Broker-Dealer and its
                       Registered Representatives shall have no authority to act on behalf of SDI or the Insurance Companies in a manner which does not conform to applicable statutes, ordinances, or governmental regulations or to reasonable rules adopted from time to time by SDI or the Insurance
                       Companies.

LIMITATIONS ON         SECTION 2. The Broker-Dealer understands and agrees that
AUTHORITY              this Agreement is being entered into solely for the
                       purpose of permitting Registered Representatives of the Broker-Dealer to service existing Contracts issued by the Insurance Companies and that neither said Registered
                       Representatives nor the Broker-Dealer shall solicit or accept any new variable annuity or variable life insurance Contract applications on behalf of the Insurance Companies.

LICENSING AND          SECTION 3. SDI hereby authorizes the Broker-Dealer to
APPOINTMENT OF         recommend Registered Representatives for appointment by
REGISTERED             the Insurance Companies as life insurance agents and only
REPRESENTATIVES        individuals so recommended shall be appointed. SDI shall
                       arrange for the Insurance Companies to apply for life insurance agent appointments in the appropriate jurisdictions for such recommended Registered
                       Representatives. PROVIDED, HOWEVER, that the Insurance
                       Companies shall only appoint a Registered Representative as their life insurance agent if the Broker-Dealer agrees
                       (i) to reimburse the appointing Insurance Company for any licensing and/or appointment fees the Insurance Company may incur in conjunction with the requested appointment;
                       and (ii) to pay a reasonable servicing fee, to be determined by the appointing Insurance Company.

                       If a Registered Representative is no longer to be treated as the agent of record on a Contract, the Broker-Dealer shall promptly notify SDI and the issuing Insurance Company in writing and, within thirty (30) business days of such notice, identify a Registered Representative who will act as the successor agent of record.


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                       Notwithstanding the foregoing, the Insurance Companies,
                       in their sole and absolute discretion, reserve the right to refuse to appoint any proposed Registered Representative and/or to terminate with or without cause any Registered Representative who has been appointed by the Insurance Companies.

AGREEMENTS BY          SECTION 4. The Broker-Dealer agrees that at all times
THE BROKER-            when performing its duties under this Agreement that it
DEALER                 shall be duly registered as a securities broker-dealer
                       under the '34 Act, be a member in good standing of the NASD, and be duly licensed or registered as a securities broker-dealer in each jurisdiction where such licensing or registration is required in connection with the servicing of the Contracts or the supervision of Registered Representatives who service the Contracts.

                       The Broker-Dealer agrees that at all times when performing its duties under this Agreement that it shall be duly licensed and appointed as a life insurance agent in each jurisdiction in which it intends to perform hereunder.

                       The Broker-Dealer shall be responsible for carrying out its obligations under this Agreement in continued compliance with the NASD Conduct Rules, federal and state securities laws and regulations, and state insurance laws and regulations. The Broker-Dealer and its Registered Representatives are not authorized to make any representations concerning a Contract other than those contained in the Contract prospectus or in such sales literature or advertising materials as may be authorized by SDI.

                       The Broker-Dealer hereby agrees not to use or distribute, in writing or electronically, any sales literature or advertising material relating to the Contracts, unless the specific item has been provided by SDI or has first been approved for use in writing by SDI. SDI reserves the right to recall any sales material provided by it at any time for any reason, and the Broker-Dealer shall promptly comply with any such request for the return of such material and shall not use any such material thereafter. Additionally, the Broker-Dealer shall promptly return all sales material related to the Contracts promptly upon termination of this Agreement. On and after the Effective Date, Broker-Dealer agrees to use no sales material relating to the Contracts provided to it by Vera Vest.

                       The Broker-Dealer agrees that it shall be fully responsible for ensuring that no person shall service Contracts on behalf of the Insurance Companies until such person is appropriately licensed, registered and otherwise qualified to service Contracts under applicable state and federal insurance and securities laws.


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

                       The Broker-Dealer agrees to train, supervise and be solely responsible for the conduct of its Registered Representatives in the servicing of the Contracts and for the supervision as to their strict compliance with SDI's rules and procedures, the NASD Conduct Rules, and applicable rules and regulations of any other governmental or other agency that has jurisdiction over the servicing of the Contracts.

                       The Broker-Dealer shall take reasonable steps to ensure that its Registered Representatives shall not make investment or other recommendations to a Contract owner in the absence of reasonable grounds to believe that the recommendation is suitable for such owner. Such determination will be based upon, but will not be limited to, information furnished to a Registered Representative after reasonable inquiry of such owner concerning the owner's age, insurance and investment objectives, other security holdings, financial situation and needs. Upon request by SDI or the Insurance Companies, the Broker-Dealer agrees to promptly provide a copy of its current written suitability procedures to SDI or the Insurance Companies. The Broker-Dealer agrees that neither SDI's nor the Insurance Companies' request for a copy of the Broker-Dealer's suitability procedures transfers the suitability responsibility to SDI or the Insurance Companies.

                       The Broker-Dealer agrees on its own behalf, and on behalf of the Registered Representatives, to comply with any trading restrictions/requirements of the mutual funds or other investment vehicles underlying the Contracts. Further, in the event the Insurance Companies or SDI is the subject of an information request by an underlying fund in accordance with Rule 22c-2 under the Investment Company Act of 1940, Broker-Dealer agrees to cooperate fully and to provide such information as Insurance Companies or SDI reasonably requests in respect of such information request. If requested by a fund, Broker-Dealer agrees to execute instructions to restrict or prohibit further purchases or exchanges of fund shares by Registered Representatives and/or customers of Registered Representatives.

                       The Broker-Dealer shall ensure that its Registered Representatives conduct their business with respect to the Contracts at all times as follows:

                       (a) A Registered Representative shall not service Contracts in any jurisdiction until such Registered Representative is properly trained and, if required under applicable law, is licensed and appointed as a life insurance agent in such jurisdiction.

                       (b) A Registered Representative shall utilize only that sales literature and advertising material approved in writing by SDI; a Registered Representative may use other sales material only with the express written authorization of SDI.


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

                       Broker/Dealer shall be solely responsible for any payments to Registered Representatives of any commissions for servicing of the Contracts and shall indemnify, defend and hold SDI and Insurance Companies harmless from any and all actions, proceedings or claims by Registered Representatives in respect of such commissions.

CERTAIN AGREEMENTS     SECTION 5. SDI agrees that at all times while this
BY SDI                 Agreement remains in force that it shall be a registered
                       broker-dealer under the '34 Act and be a member in good standing of the NASD.

                       During the term of this Agreement, SDI will provide to, or cause to be provided to, the Broker-Dealer, without charge to the Broker/Dealer, as many copies of the prospectus(es) for the Contracts (and any amendments, or supplements thereto) and the current prospectus(es) for any underlying fund(s) as the Broker-Dealer may reasonably request. Upon termination of the Agreement, any prospectuses and other materials and supplies furnished by SDI to the Broker-Dealer shall be promptly returned to SDI.

                       Commonwealth (or its designee) agree to promptly notify the Broker-Dealer of newly declared effective prospectus(es) for the Contracts and any amendments or supplements thereto.

ILLUSTRATIONS          SECTION 6. The Broker-Dealer and its Registered
                       Representatives will not furnish any Contract owner with an illustration of the financial or other aspects of a Contract unless the same has been furnished by the Insurance Companies.

ACCOUNTING             SECTION 7. In accordance with the rules of the Insurance
FOR FUNDS              Companies, the Broker-Dealer will account for and remit
COLLECTED              immediately to the Administrator all funds received or
                       collected for or on behalf of either Insurance Company without deduction for any commissions, or other claim the Broker-Dealer or any Registered Representative may have against Insurance Company, Vera Vest, SDI, the
                       Administrator, or any of their respective affiliates, and will make such reports and file such substantiating documents and records as the Insurance Companies may reasonably require.

INDEMNIFICATION        SECTION 8. The Broker-Dealer shall indemnify, defend and
                       hold the Insurance Companies, SDI, the Administrator and their officers, directors, employees and agents, and any of their respective affiliates, harmless from any liability arising from any act or omission of the Broker-Dealer, any affiliate of the Broker-Dealer or any of their officers, directors, life insurance agents, employees or Registered Representatives, including but not limited to, any fines, penalties, reasonable attorney's fees, costs of settlement, damages or financial loss. The Broker-Dealer expressly authorizes the Insurance


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                       Companies and SDI, without precluding them from
                       exercising any other remedy they may have, to charge against all compensation due or to become due to the Broker-Dealer under this Agreement, any monies paid on any liability incurred by the Insurance Companies or SDI by reason of any such act or omission of the Broker-Dealer, any affiliate of the Broker-Dealer, or any of their officers, directors, life insurance agents, employees or Registered Representatives.

                       Commonwealth or First Allmerica, whichever Insurance Company issued the affected Contract or Contracts, shall indemnify, defend and hold the Broker-Dealer, SDI and their officers, directors, insurance agents, employees and Registered Representatives harmless from any liability arising from any act or omission of such Insurance Company, any affiliate of such Insurance Company or any of its officers, directors or employees, including but not limited to, any fines, penalties, reasonable attorney's fees, costs of settlement, damages or financial loss.

                       The indemnifications provided by this Section 8 shall survive termination of this Agreement.

COMMISSION             SECTION 9. If a Contract owner rescinds a Contract or
REFUNDS                exercises a right to surrender a Contract for return of
                       all payments made, the Broker-Dealer will repay the issuing Insurance Company the amount of any commissions received by the Broker-Dealer on the Contract within 10 days of receipt of a written or facsimile request for repayment or at the option of SDI, to the extent permitted by law, SDI may deduct any such amount to be repaid from any compensation payable under this Agreement, whether such compensation is now due or hereafter becomes due.

BASIS OF               SECTION 10. While this Agreement remains in force, the
COMPENSATION           Insurance Companies on behalf of SDI agree to pay the
                       Broker-Dealer commissions, if any, payable on Contracts
                       (a) serviced by Registered Representatives affiliated with the Broker-Dealer and (b) for which Broker-Dealer is the broker/dealer of record as demonstrated by the Administrator's records. Any commissions payable shall be calculated and paid pursuant to the terms and conditions of the sales agreement in force between VeraVest
                       (formerly, Allmerica Investments, Inc.) and the broker-dealer with which the Registered Representative was affiliated at the time the Contract was sold as such sales agreement may have been amended from time to time and as may be amended hereafter pursuant to Section 16 of this Agreement. The Broker-Dealer agrees to pay the servicing Registered Representative in accordance with its compensation arrangement with the Registered
                       Representative.

                       Notwithstanding the foregoing, the Broker-Dealer understands and agrees that


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                       no commissions or other compensation shall be payable on
                       annuity payments received by SDI or the Insurance Companies on or after May 1, 2003 on Select variable annuity Contracts* serviced by Registered Representatives affiliated with the Broker-Dealer.

                       *The term "Select variable annuity Contracts" means and includes the following variable annuity Contracts issued by the Insurance Companies:

                            a.   Allmerica Select Resource

                            b.   Allmerica Select Resource II

                            c.   Allmerica Select Acclaim

                            d.   Allmerica Select Reward

                            e.   Allmerica Select Charter

                            f.   Allmerica Select Optim-L

                       Notwithstanding the foregoing, the Broker-Dealer understands and agrees that no commissions or other compensation shall be payable on annuity payments received by SDI or the Insurance Companies on or after May 1, 2004 on Partner variable annuity Contracts** serviced by Registered Representatives affiliated with the Broker-Dealer.

                       **The term "Partner variable annuity Contracts" means and includes the following variable annuity Contracts issued by the Insurance Companies:

                            a. Delaware Medallion I, II and III and Golden Medallion Variable Annuity Contracts;

                            b. Pioneer Vision, Vision 2, XtraVision and C-Vision Variable Annuity Contracts;

                            c. Scudder Gateway Advisor, Gateway Custom, Gateway Plus, Gateway Elite, Gateway Incentive and Gateway Incentive EDB Variable Annuity Contracts; and

                            d.   Fulcrum FD Variable Annuity Contracts.

TIME OF PAYMENT        SECTION 11. A payment will not be considered made until
OF COMMISSIONS         it has been received by the Administrator at the address
                       noted in the Definitions section. On payments made, commissions, if any, will be paid at regular intervals in accordance with the rules of the Insurance Companies and SDI.

TERMINATION            SECTION 12. This Agreement shall automatically terminate
                       immediately and without notice upon the Broker-Dealer ceasing to comply with any of the terms and conditions of this Agreement or upon the dissolution, bankruptcy or insolvency of the Broker-Dealer.


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                       Whether or not there is a breach of this Agreement, the
                       Broker-Dealer or SDI may terminate this Agreement by giving ten (10) days' written notice to the other party at any time during the first year hereof, and by giving thirty (30) days' written notice after the expiration of the first year hereof.

                       Upon termination of this Agreement all authorizations, rights and obligations shall cease, except for (i) the indemnifications provided in Section 8 (ii) the obligation to pay any compensation due on the date of termination and (iii) the provisions of Section 9 relative to commission refunds. Except as provided in the preceding sentence, no further compensation shall be paid after termination of this Agreement.

RIGHT OF SET-OFF       SECTION 13. SDI and the Insurance Companies will have a
                       lien on any compensation payable under this Agreement, whether or not such compensation is now due or hereafter becomes due, and may apply any such monies to the satisfaction of indebtedness to SDI or to either
                       Insurance Company to the extent permitted by law. The foregoing right of set-off on the part of SDI and the Insurance Companies shall not prevent all or any of them from pursuing any other means or remedies available to them to recover any such indebtedness.

NON-WAIVER OF          SECTION 14. Waiver of any breach of any provision of this
BREACH                 Agreement will not be construed as a waiver of the
                       provision or of the right of SDI to enforce said provision thereafter.

ASSIGNABILITY          SECTION 15. This Agreement is not transferable. Without
                       the written consent of SDI and the Insurance Companies, no rights or interest in or to any compensation payable hereunder will be subject to assignment, and any attempted assignment, sale or transfer of any such compensation without such written consents will immediately make this Agreement void and be a release to SDI and to the Insurance Companies in full of any and all of their obligations hereunder.

RESERVATION OF         SECTION 16. SDI reserves the right at any time, and from
RIGHT TO CHANGE        time to time, to change prospectively the terms and
                       conditions of this Agreement, including but not limited to, the rates of commissions. Any change will become effective on the date specified in a notice or, if later, 10 days after the notice is given to the Broker-Dealer.
                       However, the requirement to give advance notice shall not apply if the change becomes necessary or expedient by reason of legislation or the requirements of any governmental body and, in the opinion of SDI, it is not reasonably possible to meet the 10 day requirement.
                       Changes will not be retroactive and changes in commission rates will apply only to annuity payments made on or after the effective date of the change.

COMPLAINTS AND         SECTION 17. The Broker-Dealer, SDI and the Insurance
INVESTIGATIONS         Companies agree to


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                       cooperate fully in any customer complaint, insurance or
                       securities regulatory proceeding or judicial proceeding with respect to the Broker-Dealer, SDI, the Insurance Companies, their affiliates or their Registered Representatives to the extent that any such customer complaint or proceeding is in connection with Contracts serviced under this Agreement. Without limiting the foregoing:

                       (a) The Broker-Dealer will be notified promptly by SDI or the Insurance Companies of any written customer complaint or notice of any regulatory inquiry, or audit or judicial proceeding of which they become aware including the Broker-Dealer or any Registered Representative which may be related to any Contract covered by this Agreement. The Broker-Dealer will promptly notify the Insurance Companies and SDI of any written customer complaint or notice of any regulatory inquiry, or audit or judicial proceeding received by the Broker-Dealer including the Broker-Dealer or any of its Registered Representatives which may be related to any Contract covered by this Agreement.

                       (b) Any response by the Broker-Dealer to a customer complaint or regulatory inquiry or audit arising out of the conduct of its registered representatives or the activities of the Broker-Dealer associated with the Contracts covered under this Agreement must be sent to the applicable Insurance Company and to SDI not less than five business days prior to the response being sent to the customer or regulatory authority, except that if a more prompt response is required, the proposed response shall be communicated by telephone or facsimile transmission.

CONFIDENTIALITY        SECTION 18. SDI and the Insurance Companies each agree
                       that the names and addresses of all customers of the Broker-Dealer and of any company or person affiliated with the Broker-Dealer, and the names and addresses of any Registered Representatives of the Broker-Dealer which may come to the attention of SDI exclusively as a result of the Broker-Dealer's servicing of the Contracts covered by this Agreement and not from any independent source, are confidential and shall not be used by SDI, the Insurance Companies, or any company or person affiliated with SDI or the Insurance Companies, nor divulged to any party for any purpose whatsoever, except as may be necessary in connection with the servicing of the Contracts covered by this Agreement, and any agreement pursuant to which an affiliate of SDI provides administration services for or relating to the Contracts, including responses to specified requests to the Insurance Companies for service by Contract owners or efforts to prevent the replacement of such Contracts or to encourage the exercise of options under the terms of the Contracts. Except as noted above, in no event shall the names and addresses of such customers and Registered
                       Representatives be furnished by SDI to any other company or person, including but not limited to, any of their managers, registered representatives,


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                       or brokers who are not Registered Representatives of the
                       Broker-Dealer. The intent of this section is that SDI, the Insurance Companies or companies or persons affiliated with them shall not utilize, or permit to be utilized, their knowledge of the Broker-Dealer or of any affiliated companies which is derived exclusively as a result of the relationships created through the servicing of the Contracts.

                       Confidential information will not include any information or material, or any element thereof, to the extent any such information or material, or any element thereof:

                            (i) has been previously published or is published hereafter, unless such publication is a breach of this Agreement or a similar confidentiality or non-disclosure agreement;

                            (ii) was already known to the receiving party prior to being disclosed by or obtained from the other party;

                            (iii) has been or is hereafter rightfully received
                                  by the receiving party from a third person
                                  (other than the other party) without
                                  restriction or disclosure and without breach of this Agreement; or

                            (iv) has been independently developed by the receiving party.

                       In addition, notwithstanding the foregoing provisions of this Section 18, nothing herein shall prohibit SDI, the Insurance Companies or any company or person affiliated with SDI or the Insurance Companies from (i) seeking business relationships and entering into separate sales agreements with Registered Representatives of the Broker-Dealer if the names of said Registered Representatives were obtained from independent sources and not exclusively as a result of SDI's relationship with the Broker-Dealer created by this Agreement; (ii) from entering into separate sales agreements with Registered Representatives of the Broker-Dealer upon the request and at the initiation of said Registered Representatives; (iii) divulging the names and addresses of any such customers, Registered Representatives, or other companies or persons described above in this section in connection with any customer complaint or insurance, securities or other regulatory proceeding, examination or investigation or in connection with any other legal process or (iv) providing information requested by or on behalf of an underlying fund as contemplated in Rule 22c-2 under the Investment Company Act of 1940.

PRIVACY SECTION 19. Each party hereto agrees to comply with the privacy laws affecting it, including compliance with the privacy requirements imposed under the Gramm-Leach-Bliley Act (P.L. 102-106), and agrees further not to


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                       take any action to cause another party to violate such
                       privacy laws. If the applicable privacy laws change, the parties shall take such action as is necessary to comply with the law as it then exists. SDI and the Insurance Companies agree to disclose or use the non public personal financial information (as such term is defined in Gramm-Leach-Bliley) of the Contract owners only to carry out the terms and conditions of this Agreement or as permitted by applicable law. The Broker-Dealer agrees to disclose or use any information it receives from SDI or the Insurance Companies in connection with this Agreement that is nonpublic personal information only to carry out the terms and conditions of this Agreement.

                       In addition, each party hereto shall maintain an information security program designed to: (i) insure the security and confidentiality of nonpublic personal information; (ii) protect against any anticipated threats or hazards to the security or integrity of such information; and (iii) protect against unauthorized access to or use of such information. Each party shall notify the other party promptly upon the discovery of any loss, unauthorized access, disclosure or unauthorized use of such nonpublic personal information.

ANTI-MONEY             SECTION 20. Each party agrees to comply with the
LAUNDERING             compliance and reporting provisions imposed under the USA
                       Patriot Act (2001) (the "Patriot Act"). The Broker-Dealer hereby represents that it: has established an Anti-Money
                       Laundering Program that complies in all material respects with the Patriot Act and other applicable anti-money laundering laws and regulations; knows and verifies the identity of its customers; maintains records regarding the identity of each customer for at least five years following account termination; and screens all new customers against the Office of Foreign Assets Control
                       ("OFAC") control list. The Broker-Dealer understands that under the Patriot Act additional anti-money laundering regulations may become effective from time to time and agrees to take such action as may be necessary to comply with any new or additional anti-money laundering regulations.

BONDING SECTION 21. The Broker-Dealer agrees that at all times while this Agreement remains in force that it shall be covered by a blanket fidelity bond, including coverage for larceny and embezzlement, issued by a reputable bonding company. Such bond shall be, at a minimum, of the form, type and amount required under NASD rules, endorsed to extend coverage to transactions relating to the Contracts. SDI may require evidence, satisfactory to it, that such coverage is in force and the Broker-Dealer shall give prompt written notice to SDI of any notice of cancellation of the bond or change of coverage. Upon the failure or inability of the Broker-Dealer to obtain or renew such bond, this Agreement shall terminate at SDI's discretion upon notice by SDI.

NOTICE SECTION 22. Whenever this Agreement requires a notice to be given, the requirement shall be considered to have been met, (a) in the case of notice to


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                       the Insurance Companies, if delivered or mailed postage
                       prepaid to the applicable Insurance Company's Home Office as specified in the "Definitions" section, or such other address as may be specified in writing to Broker-Dealer,
                       (b) in the case of notice to SDI, if delivered or mailed postage prepaid to the address specified in the opening paragraph of this Agreement (to the attention of SDI's General Counsel), or such other address as may be specified in writing to Broker-Dealer, and (c) in the case of Broker-Dealer, if delivered or mailed postage prepaid at the address specified on the signature page of this Agreement.

GOVERNING LAW          SECTION 23. This Agreement shall be governed by and
                       construed in accordance with the laws of the United
                       States, the State of New York (without regard to its choice of law provisions), and the rules of the NASD, as applicable.

SEVERABILITY           SECTION 24. The provisions of this Agreement are
                       severable, and if any provision of this Agreement is found to be invalid, such provision shall not affect any other provision of this Agreement that can be given effect without the invalid provision.

ARBITRATION            SECTION 25. All claims and controversies arising out of
                       or related to this Agreement, except actions for equitable relief pending an arbitration award, shall be submitted to binding arbitration in Topeka, Kansas (or such other location as may be agreeable to all the parties to the arbitration) in accordance with the Code of Arbitration procedure of the NASD, if the NASD accepts jurisdiction, and, if not, by a panel of three neutral arbitrators under the Commercial Arbitration Rules of the American Arbitration Association. Judgement upon an award of the arbitrators may be entered and enforced in any court having jurisdiction. The parties to such dispute will equally share the fees and expenses of the arbitrators. The parties agree that the prevailing party in any such arbitration, as determined by the arbitrators, shall be entitled to reasonable attorneys' fees.

LIMITATION ON          Section 26. In no event shall (a) SDI's aggregate
LIABILITY              liability to Broker-Dealer under this Agreement exceed
                       the amount of commissions paid to such Broker-Dealer in the twelve months preceding the claim giving rise to such liability (b) SDI be liable to Broker-Dealer for any indirect, punitive, special, exemplary, incidental or consequential damages, even if advised of the possibility of such damages. The limitations of this Section 26 shall apply, regardless of whether the claim giving rise to such liability sounds in breach of contract, tort or otherwise. If more than one claim is made by Broker-Dealer under this Agreement in any twelve month period, any amounts paid in respect of the first claim shall reduce the amount available for subsequent


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

                       claims in such twelve month period.

CAPTIONS SECTION 27. Captions are used for informational purposes only and no caption shall be construed to affect the substance of any provision of this Agreement.

COUNTERPARTS           SECTION 28. This Agreement may be executed in any number
                       of counterparts, all of which, taken together, shall constitute one agreement, and any party hereto may execute this Agreement by signing any such counterpart.

EFFECTIVENESS;         SECTION 29. This Agreement contains the entire contract
ENTIRE CONTRACT;       between the parties. Upon execution it will replace all
PRIOR AGREEMENTS       previous agreements between the Broker-Dealer, SDI,
                       VeraVest and the Insurance Companies, or any of them, relating to the servicing of the Contracts. It is hereby understood and agreed that any other agreement or representation, commitment, promise or statement of any nature, whether oral or written, relating to or purporting to relate to the relationship of the parties is hereby rendered null and void.


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

IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate to take effect on the Effective Date.

                            [SIGNATURE PAGE FOLLOWS]

For: Commonwealth Annuity and            For: First Allmerica Financial
     Life Insurance Company                   Life Insurance Company


By:                                        By:
    ------------------------------------       ---------------------------------
Name:                                      Name:
      ----------------------------------         -------------------------------
Title:                                     Title:
       ---------------------------------          ------------------------------
Date:                                      Date:
      ----------------------------------         -------------------------------

For:                                       For: Security Distributors, Inc.
     ___________________________________
          Name of Broker-Dealer


By:                                        By:
    ------------------------------------       ---------------------------------
Name:                                      Name:
     -----------------------------------         -------------------------------
Title:                                     Title:
       ---------------------------------          ------------------------------
Date:                                      Date:
      ----------------------------------         -------------------------------

Address for notice:

_______________________

_______________________

_______________________

     Last revised: November 21, 2006


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